UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                   FORM N-CSR


                         CERTIFIED SHAREHOLDER REPORT OF
                   REGISTERED MANAGEMENT INVESTMENT COMPANIES




Investment Company Act file number:       811-8255

Exact name of registrant
  as specified in charger:                The World Funds, Inc.

Address of principal
  executive offices:                      8730 Stony Point Parkway, Suite 205
                                          Richmond, VA 23235

Name and address
  of agent for service:                   Thomas S. Harman
                                          Morgan, Lewis, Bockius
                                          1111 Pennsylvania Avenue, Northwest
                                          Washington, D.C. 20004

Registrant's telephone number,
      including area code:                (800) 527-9525

Date of fiscal year end:                  December 31st

Date of reporting period:                 June 30th


Item #1.  Reports to Stockholders.

CONTENTS:

Eastern European Equity Fund;
Epoch International Small Cap Fund;
Epoch Global Equity Shareholde Yield Fund; and
Epoch U.S. All Cap Equity Fund

EASTERN EUROPEAN EQUITY FUND
SEMI-ANNUAL REPORT JUNE 30, 2006

Investment Commentary

                                                One   Three   Five    Since      Since
                              Current Year-to-  Year   Year   Year  Inception  Inception
Investment Results*           Quarter   Date   Return Return Return Annualized Cumulative
-------------------           ------- -------- ------ ------ ------ ---------- ----------
Vontobel Eastern European
  Equity Composite Gross       3.95%   10.87%  28.34% 40.38% 32.86%   12.78%    246.60%
Vontobel Eastern European
  Equity Composite Net         3.22%    9.28%  24.85% 36.91% 29.41%    9.78%    162.39%
Eastern European Equity Index
  (NRI Composite-11)           0.11%   15.62%  48.95% 42.38% 34.95%   14.58%    308.14%
Inception: March 1996

Solid Quarter Despite Market Volatility
Developments in Eastern European stock markets in the second quarter of 2006 were marked by very high volatility. After strong advances of up to 20% between early April and early May, most markets entered a correction phase until mid-June, falling nearly 30% from their peaks. The Czech PX Index (-9%) and the Hungarian BUX Index (-7%) posted the largest losses quarter-on-quarter. By comparison, the Eastern European Equity Fund gained 3.22% in the second quarter of 2006. Thanks to the fund's broad diversification and its value approach to investing, the fund's risk profile is considerably lower than that of other Eastern European equity funds.

Volatility was particularly pronounced in cyclical commodity stocks, reaching as much as 80% even for liquid large caps. Even though commodity shares from our investment universe have soared in recent years and are now trading at very high normalized P/E ratios, we still view them as very risky investments, even after the recent correction. We believe this all the more since the market consensus still views the outlook for the global economy in an extremely positive light, without allowing for further deterioration. Although at first glance, commodity shares trading at P/E 2006E ratios of between 8 and 12 may appear to be relatively cheap, the high profits and low P/E ratios, are the result of an extremely high current return on equities (ROE) of 20-40%. We assume that the long-term ROE is rather in the region of the capital costs of about 10-15%; hence, we expect that the earnings of commodity stocks will fall sharply in the medium term, which will leave equity prices susceptible to hefty potential losses. Therefore, we remain heavily underweighted in this sector.

Markets and Companies
In our portfolio, we continue to overweight consumer and consumer-related equities. The level of real incomes and wealth in Central and Eastern Europe is rising steadily, while consumption and penetration levels are still substantially lower than in Western Europe. From this perspective, Russian consumer and consumer-related stocks are particularly interesting, since the huge demand from China and India for raw materials should boost Russia's long-term development, even though this process may be accompanied by regular bouts of cyclical volatility. Accordingly, we took advantage of the correction in May and June to reduce our cash holdings and extend our exposure to companies likely to benefit from these trends.

Eastern European Equity Fund

Despite the high level of market volatility in the second quarter, a number of companies raised financial capital through direct placements. Among the largest were Immoeast's capital increase of approximately EUR 2.75 billion, and Russian retail chain Magnit's IPO, which increased to EUR 368 million. We participated in three IPOs: Selcuk Ecza Deposu Ticarek (a Turkish pharmaceuticals distributor), Asya Katilim Bankasi (a Turkish bank) and Catoil (an oil services company). As their prices soared in subsequent trading, we disposed of our positions in these equities during the course of the quarter, locking in substantial profits.

Corporate results for the first quarter of 2006 generally met analysts' positive forecasts. In particular, commodity producers, but also banks and consumer companies, reported strong increases in earnings. In our view, higher profits in the commodities sector are primarily the result of cyclical factors. Potential dangers for the record current levels of ROE include not only the risk of a correction in commodity prices, but above all, steadily rising costs due to increasing wages and the possibility of further appreciation in Eastern European currencies.

The following table summarizes the market development of leading global and Eastern European stock markets and Eastern European currencies vs. the USD in the first half of 2006:

                              Perf. Index            Perf. Curr.  Perf. Index
   Index        Country     (loc. curr., %) Currency (vs. USD, %)  (USD, %)
   -----        ----------- --------------- -------- ------------ -----------
   S&P 500      USA               2.0         USD                      2.0
   Dow Jones    USA               4.4         USD                      4.4
   Nasdaq Comp. USA              (1.4)        USD                     (1.4)
   Stoxx50      EU                0.1         EUR         7.3          7.4
   SMI          Switzerland      (0.6)        CHF         6.7          6.2
   ATX          Austria          (1.7)        EUR         7.3          5.6
   DAX          Germany           3.2         EUR         7.3         10.5
   Nikkei       Japan            (6.1)        JPY         2.9         (3.3)
   BUX          Hungary          (1.9)        HUF        (3.4)        (5.3)
   IRTS         Russia            28.6        USD                     28.6
   WIG          Poland            12.3        PLN         2.0         14.3
   PX50         Czech Rep.       (8.6)        CZK         9.2          0.6
   XU100        Turkey           (14.4)       TRY       (13.9)       (28.4)
   TA25         Israel           (5.6)        ILS         2.9         (2.7)
   ATG          Greece           (2.2)        EUR         7.3          5.1
   SBI          Slovenia          9.5         SIT         7.3         16.7
   BET          Romania          (0.2)        RON        10.7         10.5

Source: Reuters

New or Increased Positions
EMAC Illyrian Land Fund Limited (Southeastern Europe). Emac Illyrian Land Fund is a company that operates in the real estate sector in Southeastern Europe, primarily in Slovenia, Croatia, Bosnia and Serbia. In light of high GDP growth rates, increasing foreign direct investment and the ongoing reform process, this region offers very interesting opportunities.

MTS (Russia, Telecommunications). MTS is the largest provider of mobile telephony in Russia. The company's operations are characterized by high rates of sales and earnings growth as well as excellent

Eastern European Equity Fund
margins. Although its earnings have grown rapidly in recent years, the company's share price has more or less stagnated for the past two years. We regard the company's P/E ratio and growth outlook as very attractive and have thus continued to add to our position in this portfolio holding.

Open Investments (Russia, Real-Estate). Open Investments is the largest listed Russian real estate company. The company increased its capital at USD 70 per share. Since the shares are now trading above USD 150 per share, and the outlook for the Russian property sector is very positive, we have exercised our subscription rights and increased our holding in the company.

Vimpelkom (Russia, Telecommunications). Vimpelkom is the second largest provider of mobile telephony in Russia. The company's operations are characterized by high rates of sales and earnings growth as well as excellent margins. At the beginning of June, the stock was badly affected by the heavy correction in the Russian stock market. We regard the company's P/E ratio and growth outlook as very attractive and have thus continued to add to our position in this portfolio holding.

Liquidated or Reduced Positions
Telefonica O2 Czech Republic (formerly Cesky Telekom) (Czech Republic, Telecommunications). At the beginning of the second quarter this company had a high weighting in our portfolio. Since then we have reduced our position in favor of Magyar Telekom and TPSA, as the shares of these two telecom companies came under heavy pressure during the recent correction and hence were more favorably priced than Telefonica O2 Czech Republic.

Orco (Czech Republic, Real-Estate). The company's share price rocketed at the beginning of the second quarter of 2006. After the stock exceeded our target price, we locked in our profits and disposed of the remainder of our position.

Portfolio Manager's Reflections
The Eastern European Equity Fund gained 3.22% in the second quarter of 2006, and was up 9.42% for the six months ended June 30, 2006. Our investment style is strongly value-oriented and risk-conscious; we avoid investments in illiquid companies and try to keep the portfolio broadly diversified by country and sector. As a result, the fund has one of the lowest volatilities of all Eastern European equity funds.

The Eastern European Equity Fund seeks to take advantage of the long-term growth trend in Eastern Europe; for this reason its allocations are focused on consumer and consumer-related equities. In our opinion, Eastern European commodity stocks are still very expensive and we expect to see this sector undergo a hefty correction in the medium term. Hence, the Vontobel Fund-Central and Eastern European Equity presently has virtually no holdings in the commodity and energy sectors.

Because the rising prices of the fund's investments have been matched by rising sales and earnings, the portfolio is still very attractively priced at an average P/E of 12. By focusing on investments in consumer and consumer-related sectors, our portfolio offers an excellent means of participating in the structural growth of Central and Eastern Europe, while avoiding the incalculable risks associated with commodity investments, which have risen strongly for several years in a row.

Gunter Faschang

Eastern European Equity Fund

EASTERN EUROPEAN EQUITY FUND

Fund Expenses Example (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or contingent deferred sales charges on certain redemptions made within 360 days of purchase and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period, January 1, 2006 and held for the six months ended June 30, 2006.

Actual Expenses Example
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges on certain redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                           Expenses Paid During
                                         Beginning Account Ending Account         Period*
                                               Value           Value      January 1, 2006 through
                                          January 1, 2006  June 30, 2006       June 30, 2006
CLASS A                                  ----------------- -------------- -----------------------
Actual                                        $1,000         $1,097.41            $13.00
Hypothetical (5% return before expenses)      $1,000         $1,012.50            $12.47

Eastern European Equity Fund

                                                                           Expenses Paid During
                                         Beginning Account Ending Account         Period*
                                               Value           Value      January 1, 2006 through
                                          January 1, 2006  June 30, 2006       June 30, 2006
CLASS C                                  ----------------- -------------- -----------------------
Actual                                        $1,000         $1,092.89            $16.81
Hypothetical (5% return before expenses)      $1,000         $1,008.80            $16.14

Portfolio Holdings, by Sector, as Percentage of Net Assets

                          Eastern European Equity Fund
           Portfolio Holdings, by Sector, as Percentage of Net Assets
                        As of June 30, 2006 (unaudited)

                                    [CHART]

CELLULAR TELECOM                                    9.87%
COMMERCIAL BANKS AND FINANCES                      18.55%
COSMETICS & TOILETRIES                              2.78%
DIVERSIFIED MINERALS                                0.20%
ELECTRIC-DISTRIBUTION                               1.80%
GOLD MINING                                         0.90%
MEDICAL-DRUGS                                       5.20%
OIL COMPANIES - INTEGRATED                          0.12%
REAL ESTATE MANAGEMENT/SERVICES                    22.58%
REAL ESTATE OPERATIONS/DEVELOPMENT                  1.02%
TELECOM SERVICES                                   13.55%
TELEPHONE-INTEGRATED                                4.46%
WATER                                               0.25%

*Expenses are equal to the Fund's annualized expense ratio of 2.50% for Class A and 3.25% for Class C, multiplied by the average account value for the period, multiplied by 181 days in the most recent fiscal half year divided by 365 days in the current year.

Eastern European Equity Fund

EASTERN EUROPEAN EQUITY FUND
INDUSTRY PERCENTAGE BASED ON NET ASSETS
June 30, 2006 (unaudited)

                   Cellular Telecom                     9.87%
                   Commercial Banks and Finances       18.55%
                   Cosmetics & Toiletries               2.78%
                   Diversified Minerals                 0.20%
                   Electric - Distribution              1.80%
                   Gold Mining                          0.90%
                   Medical - Drugs                      5.20%
                   Oil Companies - Integrated           0.12%
                   Real Estate Management/Services     22.58%
                   Real Estate Operations/Development   1.02%
                   Telecom Services                    13.55%
                   Telephone - Integrated               4.46%
                   Water                                0.25%
                                                      -------
                                                       81.28%
                   Other assets, net of liabilities    18.72%
                                                      -------
                   Net Assets                         100.00%
                                                      =======

See Notes to Financial Statements

Eastern European Equity Fund

                         EASTERN EUROPEAN EQUITY FUND
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                           June 30, 2006 (Unaudited)

        Number
        of                                        % of Net
        Shares    Security Description             Assets  Market Value
        --------- --------------------            -------- ------------

                  Common Stocks:                   81.28%

                  Austria:                         10.82%
           45,651 Immoeast Immobilien*                      $1,242,587
           21,000 Erste Bank Der Oesterspar                  1,180,780
           10,000 Hypo South Eastern Opportunity*            1,349,590
          329,000 Sparkassen Immobilen AG*                   3,615,690
                                                            ----------
                                                             7,388,647
                                                            ----------

                  Bulgaria:                         4.66%
          149,000 Equest Invest Bulgaria*                    3,183,226
                                                            ----------

                  Cyprus:                           1.01%
           68,800 XXI Century Invest W/I*                      693,001
                                                            ----------

                  Czech Republic:                  12.11%
          152,500 Cesky Telecom*                             3,263,858
           34,300 Komercni Banka AS Sponsored ADR            5,008,162
                                                            ----------
                                                             8,272,020
                                                            ----------

                  Estonia:                          0.25%
           10,000 AS Tallinna Vesi                             169,705
                                                            ----------

                  Great Britain:                    4.29%
           30,000 Celtic Resources Holdings*                   134,456
          136,000 Highland Gold Mining Ltd.*                   577,489
        1,200,000 EMAC Illyrian Land Fund*                   1,536,547
           60,000 Ukraine Opportunity Trust PL*                645,000
           12,000 Ukraine Opportunity WTS*                      39,000
                                                            ----------
                                                             2,932,492
                                                            ----------

                  Hungary:                         16.27%
           14,964 Demasz RT                                  1,045,867
           13,400 Demaasz Rt. Grd                              180,364
           15,800 Egis RT                                    1,941,426
            8,700 Gedeon Richter Ltd GDR Reg S               1,596,458

Eastern European Equity Fund

         Number
         of                                       % of Net
         Shares  Security Description              Assets  Market Value
         ------- --------------------             -------- ------------

                 Hungary: (continued)              16.27%
          12,050 Magyar Tavkozlesi RT - A                  $   228,227
         740,000 Magyar Tavkozlesi RT.*                      2,809,577
         101,000 OTP Bank RT.                                2,855,526
           8,000 OTP Bank GDR Reg S                            452,000
                                                           -----------
                                                            11,109,445
                                                           -----------

                 Israel:                            4.59%
         360,000 Bank Hapoalim Ltd.                          1,533,401
         450,000 Bank Leumi Le-Israel                        1,597,970
                                                           -----------
                                                             3,131,371
                                                           -----------

                 Poland:                            4.45%
         485,000 Telekomunikacja Polska SA                   3,040,848
                                                           -----------

                 Russia:                           20.04%
         145,000 AFK Sistema-Reg S Spons GDR                 2,914,500
         119,000 Mobile Telesystems*                         3,503,360
         196,235 OAO Open Investments*                       3,973,759
          73,000 Vimpel Communications Spon ADR*             3,212,000
          21,000 Yukos Corp Sponsored ADR*                      84,000
                                                           -----------
                                                            13,687,619
                                                           -----------

                 Sweden:                            2.77%
          57,000 OriFlame Cosmetics SA-SDR                   1,893,228
                                                           -----------

                 Total Investments
                 (Cost: $47,756,528)               81.28%  $55,501,602
                 Other assets, net of liabilities  18.72%   12,780,503
                                                  -------  -----------
                 Net Assets                       100.00%  $68,282,105
                                                  =======  ===========

*  Non-income producing

ADR - Security represented is held by the custodian bank in the form of American Depository Receipts.
GDR - Security represented is held by the custodian bank in the form of Global Depository Receipts.
SDR - Security represented is held by the custodian bank in the form of Special Drawing Rights.

See Notes to Financial Statements

Eastern European Equity Fund

EASTERN EUROPEAN EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2006 (Unaudited)

ASSETS
Investments at value (identified cost of $47,756,528) (Note 1)                                    $ 55,501,602
Cash                                                                                                   275,640
Foreign currency (cost of $11,383,276)                                                              11,486,557
Receivable for securities sold                                                                         844,045
Receivable for capital stock sold                                                                       83,492
Dividends receivable                                                                                   249,698
Tax reclaim receivable                                                                                   6,150
Prepaid expenses                                                                                        29,161
                                                                                                  ------------
    TOTAL ASSETS                                                                                    68,476,345
                                                                                                  ------------
LIABILITIES
Payable for capital stock redeemed                                                                $     13,095
Accrued investment management fees                                                                     146,368
Accrued administration                                                                                   2,668
Accrued 12b-1 fees                                                                                       7,930
Accrued professional fees                                                                               12,334
Other accrued expenses                                                                                  11,845
                                                                                                  ------------
    TOTAL LIABILITIES                                                                                  194,240
                                                                                                  ------------
NET ASSETS                                                                                        $ 68,282,105
                                                                                                  ============
Net Assets Consist of:
Paid-in-capital applicable to 2,728,168 $.01 par value shares of beneficial interest outstanding;
 50,000,000 shares authorized                                                                     $ 71,242,962
Undistributed net investment loss                                                                     (161,238)
Accumulated net realized loss on investments and foreign currency                                  (10,654,448)
Net unrealized appreciation on investments and foreign currency                                      7,854,829
                                                                                                  ------------
Net Assets                                                                                        $ 68,282,105
                                                                                                  ============
NET ASSET VALUE PER SHARE
A Class
($67,697,594 / 2,704,080 shares outstanding)                                                      $      25.04
                                                                                                  ============
Maximum offering price per share ($25.04 x 100/94.25)                                             $      26.56
                                                                                                  ============
C Class
($584,511 / 24,088 shares outstanding)                                                            $      24.27
                                                                                                  ============

See Notes to Financial Statements

Eastern European Equity Fund

EASTERN EUROPEAN EQUITY FUND
STATEMENT OF OPERATIONS
Six Months Ended June 30, 2006 (Unaudited)

INVESTMENT INCOME
 Dividend (Net of foreign tax withheld of $96,946 )                                  $   635,879
 Interest income                                                                          88,376
                                                                                     -----------
 Total investment income                                                                 724,255
                                                                                     -----------
EXPENSES:
 Investment management fees (Note 2)                                         434,953
 12b-1 fees Class A (Note 2)                                                  85,990
 12b-1 fees Class C (Note 2)                                                   2,668
 Recordkeeping and administrative services (Note 2)                           69,056
 Custodian fees                                                               65,926
 Accounting fees                                                              20,306
 Transfer agent fees (Note 2)                                                 52,095
 Shareholder servicing and reports                                            25,838
 Professional fees                                                            20,365
 Chief Compliance Officer                                                     11,620
 Filing and registration fees                                                 19,740
 Insurance expense                                                             9,021
 Other                                                                        43,557
                                                                             -------
Total expenses                                                                           861,135
                                                                                     -----------
Less custodian fee credits                                                              (117,666)
                                                                                     -----------
Net expenses                                                                             743,469
                                                                                     -----------
Net investment loss                                                                      (19,214)
                                                                                     -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY RELATED TRANSACTIONS
 Net realized gain on investments                                                      7,868,357
 Net realized gain on foreign currency conversions                                       608,886
 Net change in unrealized appreciation of investments and foreign currencies          (2,281,762)
                                                                                     -----------
 Net realized and unrealized gain (loss)                                               6,195,481
                                                                                     -----------
 Increase (decrease) in net assets from operations                                   $ 6,176,267
                                                                                     ===========

See Notes to Financial Statements

Eastern European Equity Fund

EASTERN EUROPEAN EQUITY FUND
STATEMENT OF CHANGES IN NET ASSETS

                                                               Six months ended
                                                                June 30, 2006      Year ended
                                                                 (Unaudited)    December 31, 2005
                                                               ---------------- -----------------
Increase (decrease) in net assets
OPERATIONS
 Net investment loss                                             $    (19,214)    $   (813,675)
 Net realized gain on investments and foreign currency
  transactions                                                      8,477,243       14,833,788
 Change in unrealized appreciation/depreciation on investments
  and foreign currencies                                           (2,281,762)      (3,569,883)
                                                                 ------------     ------------
 Increase in net assets from operations                             6,176,267       10,450,230

CAPITAL SHARE TRANSACTIONS (Note 5)
 Shares sold
   Class A                                                         16,139,023       20,329,667
   Class C                                                            230,569          463,171
 Shares redeemed
   Class A                                                        (17,507,970)     (21,115,028)
   Class C                                                           (205,975)         (90,699)
                                                                 ------------     ------------
 Decrease in net assets from capital share transactions            (1,344,353)        (412,889)
Net Assets
 Increase during period                                             4,831,914       10,037,341
 Beginning of period                                               63,450,191       53,412,850
                                                                 ------------     ------------
End of period                                                    $ 68,282,105     $ 63,450,191
                                                                 ============     ============

See Notes to Financial Statements

Eastern European Equity Fund

EASTERN EUROPEAN EQUITY FUND
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------

                                                         Class A shares
                              ----------------------------------------------------------------      --------------
                               Six months                                                           Six months
                                  ended                                                                ended
                                June 30,                    Years ended December 31,                 June 30,
                                  2006        ------------------------------------------------         2006
                               (unaudited)      2005      2004      2003^      2002^      2001^     (unaudited)
                              -----------     -------   -------   --------   -------   -------      -----------
NET ASSET VALUE
Beginning of period             $ 22.82       $ 19.12   $ 12.84   $   8.58   $  7.12   $  7.69        $ 22.21
                                -------       -------   -------   --------   -------   -------        -------
Investment activities
  Net investment loss             (0.01)        (0.29)    (0.21)     (0.08)    (0.13)    (0.07)         (0.01)
  Net realized and
   unrealized gain (loss)
   on investments                  2.23          3.99      6.49       4.34      1.59     (0.50)          2.07
                                -------       -------   -------   --------   -------   -------        -------
Total from investment
 activities                        2.22          3.70      6.28       4.26      1.46     (0.57)          2.06
                                -------       -------   -------   --------   -------   -------        -------
NET ASSET VALUE
End of period                   $ 25.04       $ 22.82   $ 19.12   $  12.84   $  8.58   $  7.12        $ 24.27
                                =======       =======   =======   ========   =======   =======        =======
Ratios/Supplemental Data
Total Return                      9.74%        19.35%    48.91%     49.65%    20.51%     (7.41)%        9.29%
                                =======       =======   =======   ========   =======   =======        =======
Ratios/Supplemental Data
Ratio to average net assets -
  Expenses                         2.50%**/A/   2.54%     3.04%      2.94%     3.23%     3.46%/(A)/     3.25%**/A/
  Expenses - net                   2.16%**      2.54%     3.04%      2.94%     3.23%     3.38%/(B)/     2.91%**
Net investment loss               (0.06)%**     (1.34)%   (1.55)%    (0.09)%   (1.62)%   (0.95)%        (0.03)%**
Portfolio turnover rate           68.81%       67.09%    91.97%    117.27%    85.90%    71.18%         68.81%
Net assets, end of period
 (000's)                        $67,698       $62,939   $53,324   $ 38,648   $18,902   $15,070        $   585

                                 Class C Shares
                              -------------------------------

                                  Years ended
                                 December 31,     Period ended
                              -----------------   December 31,
                                2005      2004       2003*^
                              -------   -------   ------------
NET ASSET VALUE
Beginning of period           $ 18.74   $ 12.70     $   8.61
                              -------   -------     --------
Investment activities
  Net investment loss           (0.37)    (0.24)       (0.27)
  Net realized and
   unrealized gain (loss)
   on investments                3.84      6.28         4.36
                              -------   -------     --------
Total from investment
 activities                      3.47      6.04         4.09
                              -------   -------     --------
NET ASSET VALUE
End of period                 $ 22.21   $ 18.74     $  12.70
                              =======   =======     ========
Ratios/Supplemental Data
Total Return                   18.49%    47.54%       47.50%
                              =======   =======     ========
Ratios/Supplemental Data
Ratio to average net assets -
  Expenses                      3.29%     3.79%        3.94%**
  Expenses - net                3.29%     3.79%        3.94%**
Net investment loss             (2.09)%   (2.30)%      (1.90)%**
Portfolio turnover rate        67.09%    91.97%      117.27%
Net assets, end of period
 (000's)                      $   511   $    89     $      4

 * Commencement of operations for Class C shares was January 9, 2003.
** Annualized
 ^ Effective November 8, 2004, the Fund's name changed from Vontobel Eastern
   European Equity Fund to the Eastern European Equity Fund. The Fund maintained its financial statements, information and performance history.

/(A)/ Expense ratio has been increased to include additional custodian fees which were offset by custodian fee credits.

/(B)/ Expense ratio-net reflects the effect of the custodian fee credits the fund received. In addition, the expense ratio in 2001 has increased by .25% as a result of a change in accounting principle related to the recording of redemption fees.

See Notes to Financial Statements

Eastern European Equity Fund

EASTERN EUROPEAN EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
June 30, 2006 (Unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Eastern European Equity Fund (the "Fund"), previously the Vontobel Eastern European Equity Fund, is a series of The World Funds, Inc. ("TWF"), which is registered under The Investment Company Act of 1940, as amended, as a diversified open-end management investment company. TWF has allocated to the Fund 50,000,000 of its 850,000,000 shares of $.01 par value common stock. The Fund was established in February, 1996, originally as a series of Vontobel Funds, Inc. Effective November 8, 2004, the Fund was reorganized as a series of TWF. The Fund maintains its financial statements, information and performance history.

The objective of the Fund is to achieve capital appreciation by investing in a carefully selected and continuously managed diversified portfolio consisting primarily of equity securities of issuers located in Eastern Europe.

The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

Valuation
The Fund's securities are valued at current market prices. Investments traded on a principal exchange (U.S. or foreign) and on the NASDAQ National Market System are valued at the last quoted sales price on the exchange on which the securities are traded as of the close of business on the last day of the period or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Fund's Board of Directors. Securities traded in the over-the-counter market are valued at the last available sale price in the over-the-counter market prior to time of valuation. Securities for which market quotations are not readily available are valued on a consistent basis at fair value as determined in good faith by or under the direction of the Fund's officers in a manner specifically authorized by the Board of Directors of the Fund. Temporary investments in U.S. dollar denominated short-term investments are valued at amortized cost, which approximates market value. Portfolio securities which are primarily traded on foreign exchanges are generally valued at the closing price on the exchange on which they are traded, and those values are then translated into U.S. dollars at the current exchange rate.

Security Transactions and Dividends
Security transactions are accounted for on the trade date. The cost of securities sold is determined generally on a specific identification basis. Dividends are recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

Currency Translation
The market values of foreign securities, currency holdings, other assets and liabilities initially expressed in foreign currencies are recorded in the financial statements after translation to U.S. dollars based on the exchange rates at the end of the period. The cost of such holdings is determined using historical exchange

Eastern European Equity Fund
rates. Income and expenses are translated at approximate rates prevailing when accrued or incurred. The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments. Foreign securities and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin.

Federal Income
Taxes The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all taxable income to their shareholders. Therefore, no federal income tax provision is required. As of December 31, 2005, the Fund had capital loss carryforwards of $19,131,691 available to offset future capital gains, of which $7,311,834 expires in 2007, $4,400,101 expires in 2008, $3,798,604 expires in 2009 and
$3,621,152 expires in 2010.

Accounting Estimates
In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Reclassifications of Capital Accounts
Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

Class Net Asset Values and Expenses
All income, expenses not attributable to a particular class, and realized and unrealized gains, are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class. Certain shareholder servicing and distribution fees are allocated to the particular class to which they are attributable.

The Fund currently offers Class A shares which include a maximum front-end sales charge of 5.75% and a maximum contingent deferred sales charge of 2% on the proceeds of Class A shares redeemed within 360 days. Class A shares may be purchased without a front-end sales charge through certain third-party fund "supermarkets". The Fund also offers Class C shares which include a maximum contingent deferred sales charge of 2% on the proceeds of Class C shares redeemed within 2 years of purchase.

2. INVESTMENT MANAGEMENT AND DISTRIBUTION AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement, Commonwealth Capital Management, LLC ("CCM") provides investment advisory services for an annual fee of 1.25% on the first $500 million of average daily net assets and 1.00% on average daily net assets over $500 million. CCM has entered into a sub-advisory agreement with Vontobel Asset Management, Inc. ("VAM"). Pursuant to the Sub-Advisory

Eastern European Equity Fund

Agreement, VAM provides CCM with investment analysis and timing advice, research and statistical analysis relating to the management of the portfolio securities of the Fund. For its services, VAM is entitled to receive a sub-advisory fee at an annual rate of 0.60% of the investment advisory fees received by CCM. VAM's fee for sub-advisory services is paid by CCM from the investment advisory fees it receives and not by the Fund. For the six months June 30, 2006, CCM earned and received $434,953 in advisory fees from the Fund, of which $158,399 was paid to VAM.

Effective with the completion of the Fund's reorganization on November 8, 2004, CCM has contractually agreed to waive or limit its fees and to assume other operating expenses until December 31, 2007 so that the ratio of total annual operating expenses for the Fund's Class A Shares is limited to 2.75% and that the ratio of total annual operating expenses for the Fund's Class C Shares is limited to 3.50%. The limit does not apply to interest, taxes, brokerage commissions, other expenditures capitalized in accordance with generally accepted accounting principles or other extraordinary expenses not incurred in the ordinary course of business. The total amount of reimbursement recoverable by the Adviser is the sum of all fees previously waived or reimbursed by the Adviser to the Fund during any of the previous three (3) years, less any reimbursement previously paid, and is subject to the limitations on total expenses set forth above.

First Dominion Capital Corp. ("FDCC") acts as the Fund's principal underwriter in the continuous public offering of the Fund's shares. In addition to underwriting fees and commissions received relating to the distribution of the Fund's shares, FDCC receives a maximum contingent deferred sales charge ("CDSC") of 2% for certain Fund share redemptions occurring within 360 days of purchase of Class A shares and within 2 years of purchase of Class C shares. Shares redeemed subject to a CDSC will receive a lower redemption value per share. For the six months June 30, 2006, FDCC received $63,682 in underwriting fees and commissions and $163,159 in CDSC fees relating to the distribution and redemption of certain Fund shares.

The Fund has adopted a Distribution Plan (the "Plan") for Class A Shares in accordance with Rule 12b-1 under the 1940 Act, providing for the payment of distribution and service fees to the distributors of the Fund. The Plan provides that the Fund will pay a fee to the Distributor at an annual rate of up to 0.25% of average daily net assets attributable to its Class A shares in consideration for distribution services and the assumption of related expenses, including the payment of commissions and transaction fees, in conjunction with the offering and sale of Class A shares. As of June 30, 2006, there were $85,990 in Class A 12b-1 expenses incurred.

The Fund has adopted a Distribution Plan (the "Plan") for Class C Shares in accordance with Rule 12b-1 under the 1940 Act, providing for the payment of distribution and service fees to the distributors of the Fund. The Plan provides that the Fund will pay a fee to the Distributor at an annual rate of 1.00% of average daily net assets. Of this amount, 0.75% represents distribution 12b-1 fees and 0.25% represents shareholder servicing fees. As of June 30, 2006, there were $2,668 in Class C 12b-1 and distribution expenses incurred.

Commonwealth Shareholder Services, Inc. ("CSS"), the administrative agent for the Fund, provides shareholder, recordkeeping, administrative and blue-sky filing services. The Fund compensates CSS for

Eastern European Equity Fund
blue-sky and certain shareholder servicing on an hourly rate basis. For other administrative services, CSS receives 0.20% of average daily net assets. CSS received $120,828 for its services for the six months June 30, 2006.

Fund Services, Inc. ("FSI") provides transfer and dividend disbursing agent services to the Fund. FSI received $52,095 for its services for the six months June 30, 2006.

Certain officers and/or an interested director of the Fund are also officers and/or directors of VAM, FDCC, CSS, and FSI.

3. INVESTMENTS/CUSTODY

Purchases and sales of securities other than short-term notes aggregated $43,223,825 and $35,244,392, respectively, for the six months June 30, 2006.

4. DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

Distributions from net investment income and realized gains, if any, are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. There were no distributions to shareholders for the six months June 30, 2006 or for the year ended December 31, 2005.

As of December 31, 2005, the components of distributable earnings on a tax basis were as follows:

                                                Year ended
                                             December 31, 2005
                                             -----------------
Post-October currency losses                   $   (142,024)
Accumulated net realized loss on investments    (19,131,691)
Net unrealized appreciation on investments
  and foreign currency transactions              10,136,591
                                               ------------
Total                                           $(9,137,124)
                                               ============

The difference between components of distributable earnings on a book and tax basis is primarily related to post-October losses. Under the current tax law, capital losses realized after October 31 prior to the fund's fiscal year may be deferred as occurring on the first day of the following year.

As of December 31, 2005, cost for Federal income tax purpose was $36,476,366 and net unrealized appreciation consists of:

Gross unrealized appreciation $12,372,774
Gross unrealized depreciation  (1,768,730)
                              -----------
Net unrealized appreciation   $10,604,044
                              ===========

Eastern European Equity Fund

5. CAPITAL STOCK TRANSACTIONS

Capital stock transactions for each class of shares were:

                                   Class A Shares        Class C Shares
                                  Six months ended      Six months ended
                                    June 30, 2006         June 30, 2006
                                     (unaudited)           (unaudited)
                              ------------------------  ----------------
                                Shares        Value     Shares    Value
                              ----------  ------------  ------  --------
      Shares sold                660,895  $ 16,139,023  22,635  $463,171
      Shares redeemed           (714,591)  (17,507,970) (4,340)  (90,699)
                              ----------  ------------  ------  --------
      Net increase (decrease)    (53,696) $ (1,368,947) 18,295  $372,472
                              ==========  ============  ======  ========

                                   Class A Shares        Class C Shares
                                     Year ended            Year ended
                                  December 31, 2005     December 31, 2005
                              ------------------------  ----------------
                                Shares        Value     Shares    Value
                              ----------  ------------  ------  --------
      Shares sold                985,204  $ 20,329,667  22,635  $463,171
      Shares redeemed         (1,016,089)  (21,115,028) (4,340)  (90,699)
                              ----------  ------------  ------  --------
      Net increase (decrease)    (30,885) $   (785,361) 18,295  $372,472
                              ==========  ============  ======  ========

Eastern European Equity Fund

EASTERN EUROPEAN EQUITY FUND
SUPPLEMENTAL INFORMATION
(Unaudited)

Voting Proxies On Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-527-9525 or on the SEC's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve months ended June 30 is available on or through the SEC's website at www.sec.gov.

Quarterly Portfolio Holdings
The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q". These filings are available, without charge and upon request, by calling 1-800-527-9525 or on the SEC's website at www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Eastern European Equity Fund

Investment Adviser:

   Commonwealth Capital Management, LLC
     8730 Stony Point Parkway, Suite 205
     Richmond, Virginia 23235

Distributor:

   First Dominion Capital Corp.
     8730 Stony Point Parkway, Suite 205
     Richmond, Virginia 23235

Independent Registered Public Accounting Firm:

   Tait, Weller and Baker LLP
     1818 Market Street, Suite 2400
     Philadelphia, Pennsylvania 19103

Transfer Agent:

For account information, wire purchase or redemptions, call or write to Eastern European Equity Fund's Transfer Agent:

   Fund Services, Inc.
     Post Office Box 26305
     Richmond, Virginia 23260
     (800) 628-4077 Toll Free

More Information:

For 24 hours, 7 days a week price information, and for information on any series of The World Funds, Inc., investment plans, and other shareholder services, call Commonwealth Shareholders Services at (800) 527-9525 Toll Free or locate us on the web at worldfundsonline.com.

                              Semi-Annual Report
                                to Shareholders

                               EASTERN EUROPEAN
                                  EQUITY FUND

                                  A series of
                             The World Funds, Inc.
                         A "Series" Investment Company

                           For the Six Months Ended
                                 June 30, 2006
                                  (unaudited)

Dear Shareholder:
      The Fund was up 16.43%, for the first six months of 2006. In comparison, the Fund's benchmark, the S&P/Citigroup EMI EPAC Index, was up 10.93%.

      The combination of our top-down thematic approach and our bottom-up stock selection process helped us generate strong performance in the first half of the year. During this period, the portfolio became more defensive, as is illustrated by an increased weight in Consumer Staples and a decreased weight in the Information Technology sector. Stock selection and an overweight in the Healthcare sector contributed positively to the portfolio's performance, as did our stock selection and underweight position within the Consumer Discretionary sector. Our stock selection in Financials also was a contributing factor to the Fund's positive performance.

      From a geographic standpoint, our cautious view of the Japanese market was reflected by our underweight position, as well as our focus on more domestically oriented companies and names which we deem to be defensive in nature. The aforementioned underweight in Japan helped performance, while our underweight position in Germany was a minor detracting factor. We also benefited from our ability to find interesting stocks in some smaller European markets, such as Greece, Belgium and the Netherlands.

      Several of our largest positions were also among the strongest contributors. C&C Group, an Irish producer of cider and other beverages, which became one of our largest positions at mid-year, performed well. The same is true for Osaka Securities Exchange, which was one of our larger positions at the beginning of the year, and was our single best performing stock in the first half of the year, as well as China Shineway, a producer of traditional Chinese medicines. Another of our largest holdings that contributed strongly was Tullow Oil, a London-listed oil and gas producer. Finally, several of our metals and mining stocks also performed well, including platinum producers Lonmin and Aquarius Platinum.

      We expect the remainder of 2006 to be a favorable time for the international small cap asset class and international equity markets in general. We believe that globalization continues to be a powerful and positive force, enhancing global economic growth and productivity. Nonetheless, we remain vigilant for signs of any possible negative impact that geopolitical events, increasing oil prices and a possible rise in investor risk aversion could have on global equity markets. We believe the Fund is well positioned and reflects our current world views.

                                                Daniel Geber
                                                Portfolio Manager

                                                William W. Priest
                                                Portfolio Manager

EPOCH INTERNATIONAL SMALL CAP FUND

Fund Expenses Example (unaudited)

      As a shareholder of the Fund, you incur two types of costs:
(1) transaction costs, including redemption fees on certain redemptions made within six months of purchase and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period, January 1, 2006 and held for the six months ended June 30, 2006.

Actual Expenses Example

      The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

      The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

      Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                           Expenses Paid During
                               Beginning       Ending             Period*
                             Account Value  Account Value January 1, 2006 through
                            January 1, 2006 June 30, 2006      June 30, 2006
---------------------------------------------------------------------------------
Actual                          $1,000        $1,164.29            $8.48
---------------------------------------------------------------------------------
Hypothetical
(5% return before expenses)     $1,000        $1,017.10            $7.90

* Expenses are equal to the Fund's annualized expense ratio of 1.58%, multiplied by the average account value for the period, multiplied by 181 days in the most recent fiscal half year divided by 365 days in the current year.

                                      2

B. Portfolio Holdings, by Country, as Percentage of Net Assets

                       Epoch International Small Cap Fund
           Portfolio Holdings, by Country, as Percentage of Net Assets
                               as of June 30, 2006
                                   (unaudited)

                                     [CHART]

Country                       Percentage of Net Assets
-------                       ------------------------
Belgium                                6.03%
France                                 6.80%
Germany                                6.39%
Great Britain                         19.93%
Greece                                 3.73%
Italy                                  2.50%
Japan                                 20.51%
Netherlands                            2.90%
Norway                                 2.71%
Other                                 15.46%
Spain                                  4.59%
Switzerland                            6.73%

                       Epoch International Small Cap Fund
           Portfolio Holdings, by Country, as Percentage of Net Assets
                               as of June 30, 2006
                                   (unaudited)

                                     [CHART]

Country                       Percentage of Net Assets
-------                       ------------------------
Belgium                                6.03%
France                                 6.80%
Germany                                6.39%
Great Britain                         19.93%
Greece                                 3.73%
Italy                                  2.50%
Japan                                 20.51%
Netherlands                            2.90%
Norway                                 2.71%
Other                                 15.46%
Spain                                  4.59%
Switzerland                            6.73%



                                      3

                      EPOCH INTERNATIONAL SMALL CAP FUND
                            SCHEDULE OF INVESTMENTS
                                 June 30, 2006
                                  (unaudited)

     Number                                            % of      Market
     of Shares Security Description                 Net Assets   Value
     --------- --------------------                 ---------- -----------

               COMMON STOCKS:                         98.28%

               AUSTRALIA:                              1.43%
       52,100  Australian Gas Light Company Limited            $   676,996
       45,928  Bank of Queensland Limited                          477,164
      120,700  Baycorp Advantage Limited                           287,524
      114,838  Coates Hire Limited                                 544,564
      259,326  DCA Group Limited                                   536,924
      157,625  Macquarie Infrastructure Group                      393,031
                                                               -----------
                                                                 2,916,203
                                                               -----------

               AUSTRIA:                                1.00%
       10,000  Andritz AG                                        1,651,558
        6,360  OMV AG                                              378,333
                                                               -----------
                                                                 2,029,891
                                                               -----------

               BELGIUM:                                6.03%
       36,148  Ackermans & Van HAAREN nv*                        2,628,412
       15,850  Almancora Comm. Va.                               2,065,981
        1,600  Compagnie d'Enterprises CFE                       1,562,105
       44,550  Cumerio NPV                                         891,531
       30,000  Devgen*                                             546,302
       24,967  EVS Broadcasting Equipment S.A.                   1,231,546
       13,200  ICOS Vision Systems NV*                             603,884
       21,300  Option NV*                                          510,361
       24,300  Telenet Group Holding*                              518,585
       12,650  Umicore                                           1,687,671
                                                               -----------
                                                                12,246,378
                                                               -----------

               CANADA:                                 1.58%
      224,700  Bema Gold Corporation*                            1,122,996
       44,500  Cambior Inc.*                                       120,983
       11,024  Inmet Mining Corporation                            412,473
       38,669  Penn West Energy Trust                            1,557,863
                                                               -----------
                                                                 3,214,315
                                                               -----------

                                      4

            Number                               % of      Market
            of Shares Security Description    Net Assets   Value
            --------- --------------------    ---------- -----------

                      DENMARK:                   0.77%
              37,200  Biomar Holdings A/S                $ 1,561,499
                                                         -----------

                      FINLAND:                   1.61%
             373,891  CapMan OYJ*                          1,170,599
              85,500  YIT - Yhtyma Oyj                     2,094,523
                                                         -----------
                                                           3,265,122
                                                         -----------

                      FRANCE:                    6.80%
              36,800  Alten*                               1,340,262
              35,348  April Group                          1,895,836
              18,700  Bacou Dalloz                         2,224,786
               3,700  Eiffage SA                             313,009
             260,050  Gameloft.com*                        1,924,121
              17,738  Groupe Bourbon SA                      956,564
              24,450  Neopost SA                           2,783,899
              34,600  Orpea*                               2,387,628
                                                         -----------
                                                          13,826,105
                                                         -----------

                      GERMANY:                   6.39%
              12,286  AMB Generali Holding AG              1,742,731
               7,200  Bilfinger Berger AG                    391,129
              20,500  Curanum AG*                            205,646
              11,392  Fresenius AG Preferred               1,896,158
              17,800  Interhyp AG*                         1,569,744
               7,017  Merck KGaA*                            637,555
              31,840  Mobilcom AG*                           681,530
              30,300  Rhoen-Klinikum AG                    1,348,630
              19,300  Salzgitter Ag                        1,636,915
              37,425  Stada Arzneimittel AG                1,491,196
              29,900  Techem AG                            1,383,173
                                                         -----------
                                                          12,984,407
                                                         -----------

                      GREAT BRITAIN:            19.93%
              84,716  Anglo Irish Bank Corp.               1,316,424
              90,754  Aquarius Plantinum Ltd.              1,350,239
             274,280  Balfour Beatty PLC                   1,741,285
             202,042  Bodycote Intl Plc                      945,671
              99,700  Bradford & Bingley PLC                 856,374
              55,177  Burren Energy plc                      889,249

                                      5

      Number                                           % of      Market
      of Shares Security Description                Net Assets   Value
      --------- --------------------                ---------- -----------

                GREAT BRITAIN (continued):
        364,844 C & C Group PLC                                $ 3,165,730
        367,680 Cobham plc                                       1,134,842
         71,742 Davis Service GP                                   625,510
        616,795 Engel East Europe NV                             1,362,253
        149,667 Expro International Group                        1,879,596
         74,000 Greene King PLC*                                 1,124,907
         89,243 Homeserve Plc                                    2,556,553
        140,000 Logica                                             451,515
         30,312 Lonmin PLC                                       1,575,917
        135,718 McCarthy & Stone plc                             2,303,910
         80,000 Mitchells & Butler ORD*                            762,198
         26,173 Northgate Plc                                      505,981
        333,968 Northumbrian Water Group Plc*                    1,513,780
        116,600 Petrofac LTD                                       561,917
        105,727 Punch Taverns Plc                                1,709,791
        103,000 Scottish & Newcastle PLC*                          970,384
        405,609 Serco Group PLC                                  2,398,869
         34,300 SOCO International PLC*                            867,220
        259,100 Spice Holdings PLC*                              1,310,903
        211,358 Tullow Oil PLC                                   1,492,213
         52,440 Ultra Electronics Holding Plc                      938,182
         30,300 Venture Production Ord*                            401,523
        263,636 Whatman plc                                      1,543,371
         18,500 Whitbread Interim Non CUM*                          52,997
         45,000 Whitbread Non CUM Pref*                            128,912
         53,975 Whitbread ORD GBPO.6862*                         1,163,162
         37,829 Wolverhampton & Dudley Breweries                   899,813
                                                               -----------
                                                                40,501,191
                                                               -----------

                GREECE:                                3.73%
         52,600 Germanos SA*                                     1,256,968
        144,600 Hellenic Exchanges SA                            2,324,587
         72,750 Intralot SA Integrated Lottery                   1,952,312
         65,150 Marfin Financial Group SA                        2,056,403
                                                               -----------
                                                                 7,590,270
                                                               -----------

                HONG KONG:                             1.70%
      4,207,200 China Shineway Pharmaceutical Group              3,195,890
        500,000 Zijin Mining Group SA                              249,453
                                                               -----------
                                                                 3,445,343
                                                               -----------

                                      6

       Number                                         % of      Market
       of Shares Security Description              Net Assets   Value
       --------- --------------------              ---------- ----------

                 INDIA:                               0.19%
         30,700  Bombay Dyeing & Manufacturing
                 Company, Ltd.*                               $  387,741
                                                              ----------

                 IRELAND:                             0.58%
        424,664  Eircom Group PLC                              1,180,572
                                                              ----------

                 ITALY:                               2.50%
        228,200  Amplifon SPA                                  1,940,709
        132,200  Banca Fideuram SPA                              768,670
         96,600  Davide Campari Milano*                        1,000,523
         33,500  Fondiaria - Sai SPA                           1,368,196
                                                              ----------
                                                               5,078,098
                                                              ----------

                 JAPAN:                              20.51%
         33,400  Aeon Credit Service Company                     810,510
        227,000  Air Water Inc.                                2,284,663
         36,500  AOC Holdings, Inc.                              625,113
         44,100  Asahi Pretec Corp                             1,405,071
         24,700  Asatsu DK Inc.                                  797,748
          8,100  Dai Nippon Screen Mfg. Co.                       74,099
         91,080  Daiseki Co. Ltd.                              2,075,059
          1,400  Disco Corp.                                      78,457
        228,100  Dowa Mining Co.                               2,014,990
         33,360  Electric Power Development Co.                1,269,637
        264,000  Hokuhoku Financial Group, Inc.                1,101,536
         37,650  Honeys Co. Ltd.                               1,610,379
         48,900  Japan Securities Finance Co, Ltd.               579,663
         68,200  Konaka Co. Ltd.*                              1,324,590
        103,700  Kubota Corporation                              982,145
        105,500  Mori Seiki Co., Ltd.                          2,279,264
          9,450  Moshi Moshi Hotline, Inc.                       333,258
         14,200  Nakanishi Inc.                                1,334,969
         80,500  Neomax Co.                                    1,700,506
        145,300  Nomura Topix Bank*                              568,212
             94  Osaka Securities Exchange                     1,107,716
         28,900  Ryohin Keikaku Co. Ltd.                       2,366,288
         15,200  Sanei-International Co. Ltd                     674,022

                                      7

       Number                                        % of      Market
       of Shares Security Description             Net Assets   Value
       --------- --------------------             ---------- -----------

                 JAPAN (continued):
         28,250  Sankyo Co. Ltd Gunma                        $ 1,792,751
          3,100  Shinko Elec Industries                           89,839
          7,600  Sumco Corp.                                     432,542
        104,000  Sumitomo Realty & Development Co              2,560,056
        181,400  Suruga Bank Ltd.                              2,441,679
         60,200  Sysmex Corporation                            2,774,581
        163,000  The Sumitomo Warehouse Co.                    1,202,296
         19,800  Toyo Communication Equipment*                   146,737
         45,000  Tsubakimoto Chain                               293,820
          7,100  Yaskawa Electric Corp                            82,428
        102,400  Yoshimoto Kogyo Co., Ltd.                     2,480,446
                                                             -----------
                                                              41,695,070
                                                             -----------

                 MALAYSIA:                           0.72%
        590,400  Top Glove Corp BHD                            1,453,119
                                                             -----------

                 NETHERLANDS:                        2.90%
         19,121  Aalberts Industries N.V.                      1,403,775
        102,999  Binck NV                                      1,794,014
         12,800  Euronext NV*                                  1,198,977
         22,181  Koninklijke Boskalis Westminster              1,503,708
                                                             -----------
                                                               5,900,474
                                                             -----------

                 NORWAY:                             2.71%
         58,400  Aker American Shipping*                       1,031,719
         33,300  Aker Seafoods ASA                               160,978
        132,400  Cermaq ASA                                    1,786,172
        112,500  Leroy Seafood Group ASA                       2,132,016
          5,900  Renewable Energy Corp AS*                        84,333
        195,000  Yantai Raffles Shipyard*                        321,007
                                                             -----------
                                                               5,516,225
                                                             -----------

                 POLAND:                             1.03%
         25,125  Globe Trade Centre SA*                        2,087,252
                                                             -----------

                 PORTUGAL:                           0.51%
         13,300  Jeronimo Martins, SGPS, S.A.                    226,898
         26,352  Sonae Industria SGPS SA*                        226,634
        388,700  Sonae SGPS Sa                                   581,162
                                                             -----------
                                                               1,034,694
                                                             -----------

                                      8

       Number                                        % of      Market
       of Shares Security Description             Net Assets   Value
       --------- --------------------             ---------- -----------

                 SINGAPORE:                          0.63%
        801,800  China Fishery Group Ltd.                    $ 1,281,138
                                                             -----------

                 SPAIN:                              4.59%
         80,300  Abengoa SA                                    1,946,613
         33,257  ACS Actividades de Construction               1,385,896
         22,600  Bankinter SA Registered                       1,455,579
         63,700  Enagas                                        1,357,789
         20,300  Fadesa Immobiliaria SA                          695,747
         16,228  Grupo Ferrovial,S.A.                          1,238,044
         17,000  Indra Sistemas SA*                              333,468
         36,900  Prosegur, Compania de Seguridad*                919,513
                                                             -----------
                                                               9,332,649
                                                             -----------

                 SWEDEN:                             0.85%
         72,101  Boliden AB                                    1,324,890
         37,500  Eniro AB                                        393,946
                                                             -----------
                                                               1,718,836
                                                             -----------

                 SWITZERLAND:                        6.73%
          5,380  Galenica Holding AG                           1,082,676
            487  Jelmoli Holding AG                              896,153
         12,435  Julius Baer Holding AG                        1,078,126
         17,720  Kuehne & Nagel International AG               1,287,517
          7,720  Nobel Biocare Holding AG                      1,829,317
         10,950  Pargesa Holding AG                            1,036,089
         53,319  Phonak Holding AG                             3,327,813
         11,130  Schindler Holding AG                            576,536
          1,494  SGS SA                                        1,414,842
          3,379  St. Galler Kantonalbank                       1,158,609
                                                             -----------
                                                              13,687,678
                                                             -----------

                 THAILAND:                           0.41%
        500,900  Thai Oil Public Company Limited                 833,302
                                                             -----------

                 UNITED STATES:                      2.45%
         57,400  Acergy SA-ADR*                                  878,220
         64,865  Agnico Eagle Mines Ltd.                       2,145,734
         15,600  Goldcorp Inc.                                   471,432
          7,600  NDS Group plc*                                  353,780
         13,800  Mine Safety Appliances Co.                      554,760
          9,100  Streettracks Gold Trust                         557,193
                                                             -----------
                                                               4,961,119
                                                             -----------

                                      9


              TOTAL INVESTMENTS
              (Cost: $170,002,322)              98.28% $199,728,691
              Other assets, net of liabilities   1.72%    3,503,648
                                               ------  ------------
              NET ASSETS                       100.00% $203,232,339
                                               ======  ============

* Non-income producing (security considered non-income producing if at least one dividend has not been paid during the last year preceding the date of the Fund's related balance sheet)

See Notes to Financial Statements

                                      10

EPOCH INTERNATIONAL SMALL CAP FUND
STATEMENT OF ASSETS AND LIABILITIES

June 30, 2006 (unaudited)
--------------------------------------------------------------------------------

ASSETS
 Investments at value (identified cost of $170,002,322) (Note 1)                       $199,728,691
 Cash & cash equivalents                                                                  7,669,965
 Foreign currency (cost of $1,468,843)                                                    1,483,615
 Receivable for capital stock sold                                                        1,351,762
 Dividends & interest receivable                                                            237,997
 Tax reclaim receivable                                                                     366,517
 Prepaid expenses                                                                            37,938
                                                                                       ------------
   TOTAL ASSETS                                                                         210,876,485
                                                                                       ------------

LIABILITIES
 Payable for securities purchased                                                         7,305,747
 Payable for capital stock redeemed                                                         103,784
 Accrued investment management fees                                                         171,501
 Other accrued expenses                                                                      63,114
                                                                                       ------------
   TOTAL LIABILITIES                                                                      7,644,146
                                                                                       ------------

NET ASSETS                                                                             $203,232,339
                                                                                       ============
NET ASSETS CONSIST OF:
 Paid-in-capital applicable to 9,557,191 $0.01 par value shares of beneficial interest
   outstanding; 50,000,000 shares authorized                                           $165,352,904
 Undistributed net investment income                                                        416,780
 Accumulated net realized gain on investments and foreign currency                        7,720,098
 Net unrealized appreciation on investments and foreign currency                         29,742,557
                                                                                       ------------
 Net assets                                                                            $203,232,339
                                                                                       ============
 NET ASSET VALUE PER SHARE
   ($203,232,339 / 9,557,191 shares outstanding)                                       $      21.26
                                                                                       ============

See Notes to Financial Statements

                                      11

EPOCH INTERNATIONAL SMALL CAP FUND
STATEMENT OF OPERATIONS

Six months ended June 30, 2006 (unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME

INCOME
 Dividend (net of foreign tax withheld of $216,880)                                       $ 1,541,802
 Interest income                                                                               63,370
                                                                                          -----------
   Total investment income                                                                  1,605,172
                                                                                          -----------

EXPENSES
 Investment management fees (Note 2)                                                          880,225
 Recordkeeping and administrative services (Note 2)                                            98,616
 Custodian fees                                                                               105,740
 Accounting fees                                                                               37,977
 Transfer agent fees (Note 2)                                                                  32,008
 Shareholder servicing and reports                                                             12,084
 Professional fees                                                                             34,804
 Compliance fees                                                                                7,500
 Filing and registration fees                                                                  16,375
 Insurance expense                                                                              3,401
 Directors fees                                                                                 4,200
 Other                                                                                         27,083
                                                                                          -----------
   Total expenses                                                                           1,260,013
                                                                                          -----------
 Net investment income (loss)                                                                 345,159
                                                                                          -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  AND FOREIGN CURRENCIES & RELATED TRANSACTIONS
 Net realized gain (loss) on investments                                                    9,087,380
 Net realized gain (loss) on foreign currency conversions                                      33,948
 Net increase (decrease) in unrealized appreciation of investments and foreign currencies  10,327,542
                                                                                          -----------
 Net realized and unrealized gain (loss) on investments                                    19,448,870
                                                                                          -----------
 Increase (decrease) in net assets from operations                                        $19,794,029
                                                                                          ===========

See Notes to Financial Statements

                                      12

EPOCH INTERNATIONAL SMALL CAP FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                              Six months ended
                                                               June 30, 2006      Period ended
                                                                (unaudited)    December 31, 2005*
                                                              ---------------- ------------------
Increase (Decrease) in Net Assets
OPERATIONS
 Net investment income (loss)                                   $    345,159      $    103,443
 Net realized gain (loss) on investments and foreign currency
   transactions                                                    9,121,328        (1,433,052)
 Change in net unrealized appreciation/depreciation on
   investments and foreign currencies                             10,327,542        19,415,015
                                                                ------------      ------------
 Increase (decrease) in net assets from operations                19,794,029        18,085,406
                                                                ------------      ------------

CAPITAL SHARE TRANSACTIONS (NOTE 5)
 Shares sold                                                      80,936,560       107,324,196
 Shares redeemed                                                 (13,179,062)       (9,728,790)
                                                                ------------      ------------
 Increase (decrease) in net assets from capital share
   transactions                                                   67,757,498        97,595,406
                                                                ------------      ------------

NET ASSETS
 Increase during period                                           87,551,527       115,680,812
 Beginning of period                                             115,680,812                --
                                                                ------------      ------------
 End of period (including undistributed net investment income
   of $345,159 and $71,621, respectively)                       $203,232,339      $115,680,812
                                                                ============      ============

* Commencement of operations was January 25, 2005.

See Notes to Financial Statements

                                      13

EPOCH INTERNATIONAL SMALL CAP FUND
FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------

                                                            Six months ended
                                                             June 30, 2006      Period ended
                                                              (unaudited)    December 31, 2005*
                                                            ---------------- ------------------
Net asset value, beginning of period                            $  18.26          $  15.00
                                                                --------          --------
Investment activities
 Net investment income (loss)                                       0.03              0.02
 Net realized and unrealized gain (loss) on investments and
   foreign currency transactions                                    2.97              3.24
                                                                --------          --------
Total from investment activities                                    3.00              3.26
                                                                --------          --------
Net asset value, end of period                                  $  21.26          $  18.26
                                                                ========          ========
Total Return                                                       16.43%            21.73%

Ratios/Supplemental Data
Ratio to average net assets-
 Expenses                                                           1.58%**           1.73%**
 Net investment income                                              0.43%**           0.13%**
Portfolio turnover rate                                            44.64%            48.91%
Net assets, end of period (000's)                               $203,232          $115,681

*  Commencement of operations was January 25, 2005.
** Annualized

See Notes to Financial Statements

                                      14

EPOCH INTERNATIONAL SMALL CAP FUND
NOTES TO FINANCIAL STATEMENTS

June 30, 2006 (unaudited)
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

      The Epoch International Small Cap Fund (the "Fund") is a series of The World Funds, Inc. ("TWF"), which is registered under The Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The Fund was established on January 25, 2005 as a series of TWF, which has allocated to the Fund 50,000,000 of its 850,000,000 shares of $.01 par value common stock.

      The objective of the Fund is to achieve long-term capital appreciation by investing in a diversified portfolio consisting primarily of equity securities. Equity securities consist of common stock, depository receipts, and securities convertible into common stock, such as warrants, rights, convertible bonds, debentures and convertible preferred stocks. Normally, the Fund will invest at least 80% of its assets in the equity securities of "small capitalization" companies located outside of the United States. Typically, a company is considered to be a "small capitalization" company if it has, at the time of purchase by the Fund, a market capitalization that is in the bottom 25% of publicly traded companies in each country where the Fund invests.

      The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

Valuation

      The Fund's securities are valued at current market prices. Investments traded on a principal exchange (U.S. or foreign) and on the NASDAQ National Market System are valued at the last reported sales price on the exchange on which the securities are traded as of the close of business on the last day of the period or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Fund's Board of Directors. Short-term debt securities (less than 60 days to maturity) are valued at their fair market value using amortized cost. Securities traded in the over-the-counter market are valued at the last available sale price in the over-the-counter market prior to time of valuation. Securities for which market quotations are not readily available are valued on a consistent basis at fair value as determined in good faith by or under the direction of the Fund's officers in a manner specifically authorized by the Board of Directors of the Fund. Depositary Receipts will be valued at the closing price of the instrument last determined prior to time of valuation unless the Fund is aware of a material change in value. Securities for which such a value cannot be readily determined will be valued at the closing price of the underlying security adjusted for the exchange rate. Temporary investments in U.S. dollar denominated short-term investments are valued at amortized cost, which approximates market value. Portfolio securities which are primarily traded on foreign exchanges are generally valued at the closing price on the exchange on which they are traded, and those values are then translated into U.S. dollars at the current exchange rate.

Security Transactions and Dividends

      Security transactions are accounted for on the trade date. The cost of securities sold is generally determined on a specific identification basis. Dividends are recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

                                      15

Currency Translation

      The market values of foreign securities, currency holdings, other assets and liabilities initially expressed in foreign currencies are recorded in the financial statements after translation to U.S. dollars based on the exchange rates at the end of the period. The cost of such holdings is determined using historical exchange rates. Income and expenses are translated at approximate rates prevailing when accrued or incurred. The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments. Foreign securities and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin.

Cash and Cash Equivalents

      Cash and cash equivalents consist of overnight deposits with the custodian bank which earn interest at the current market rate.

Federal Income Taxes

      The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all taxable income to its shareholders. Therefore, no federal income tax provision is required. As of December 31, 2005, the Fund had capital loss carryforwards of $1,401,230 available to offset future capital gains, which expire in 2013.

Accounting Estimates

      In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Reclassification of Capital Accounts

      Accounting principles generally accepted in the United States of America require that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. INVESTMENT ADVISORY AND DISTRIBUTION AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

      Pursuant to an Investment Advisory Agreement, the Advisor, Epoch Investment Partners, Inc. ("EIP") provides investment advisory services for an annual fee of 1.10% on the average daily net assets of the Fund. For the six months ended June 30, 2006, EIP earned and received $880,225 in advisory fees.

      In the interest of limiting the operating expenses of the Fund, the Advisor has contractually agreed to waive or limit its fees and to assume other operating expenses until January 14, 2008 so that the ratio of total annual operating expenses is limited to 1.75% of average net assets. The limit does not apply to interest, taxes, brokerage commissions, other expenditures capitalized in accordance with generally accepted accounting

                                      16

principles or other extraordinary expenses not incurred in the ordinary course of business. The total amount of reimbursement recoverable by the Advisor is the sum of all fees previously waived or reimbursed by the Advisor to the Fund during any of the previous three (3) years, less any reimbursement previously paid by the Fund to the Advisor with respect to any waivers, reductions, and payments made with respect to the Fund.

      First Dominion Capital Corp. ("FDCC") acts as the Fund's principal underwriter in the continuous public offering of the Fund's shares. For the six months ended June 30, 2006, FDCC received no fees and commissions from the sale of Fund shares. A 2% redemption fee is charged for certain redemptions made within six months after purchase. The redemption fee is retained by the Fund to defray market effects, taxes and expenses created by short-term investments in the Fund. For the six months ended June 30, 2006 there were no redemption fees received by the Fund.

      Commonwealth Shareholder Services, Inc. ("CSS"), the administrative agent for the Fund, provides shareholder, recordkeeping, administrative and blue-sky filing services. The Fund compensates CSS for blue-sky and certain shareholder servicing on an hourly rate basis. For other administrative services, CSS receives 0.15% of average daily net assets. CSS earned and received $98,616 for its services for the six months ended June 30, 2006.

      Fund Services, Inc. ("FSI") provides transfer and dividend disbursing agent services to the Fund. FSI earned and received $32,008 for its services for the six months ended June 30, 2006.

      Certain officers and/or an interested director of the Fund are also officers and/or directors of FDCC, CSS, and FSI.

3. INVESTMENTS

      Purchases and sales of securities other than short-term notes aggregated $137,912,114 and $62,928,456, respectively, for the six months ended June 30, 2006.

4. DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

      Distributions from net investment income and realized gains, if any, are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. There were no distributions to shareholders for the six months ended June 30, 2006 or for the period ended December 31, 2005.

      As of December 31, 2005, the components of distributable earnings on a tax basis were as follows:

                                                      Six months ended
                                                       June 30, 2006
                                                        (unaudited)
                                                      ----------------
         Undistributed net investment income            $   416,780
         Accumulated net realized gain on investments     7,720,098
         Net unrealized appreciation                     29,742,557
                                                        -----------
         Total                                          $37,879,435
                                                        ===========

                                      17

      As of June 30, 2006, cost for Federal income tax purpose was $170,002,322 and net unrealized appreciation consisted of :

                   Gross unrealized appreciation $34,151,523
                   Gross unrealized depreciation  (4,425,154)
                                                 -----------
                   Net unrealized appreciation   $29,726,369
                                                 ===========

5. CAPITAL STOCK TRANSACTIONS

      Capital stock transactions were:

                           Six months ended
                            June 30, 2006             Period ended
                             (unaudited)           December 31, 2005*
                       -----------------------  -----------------------
                         Shares       Value       Shares       Value
                       ---------  ------------  ---------  ------------
       Shares sold     3,858,794  $ 80,936,560  6,926,533  $107,324,196
       Shares redeemed  (637,321)  (13,179,062)  (590,815)   (9,728,790)
                       ---------  ------------  ---------  ------------
       Net increase    3,221,473  $ 67,757,498  6,335,718  $ 97,595,406
                       =========  ============  =========  ============

* Commencement of operations was January 25, 2005.


                                      18

EPOCH INTERNATIONAL SMALL CAP FUND
Supplemental Information (unaudited)

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

      A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-527-9525 or on the SEC's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve months ended June 30 is available on or through the SEC's website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

      The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q". These filings are available, without charge and upon request, by calling 1-800-527-9525 or on the SEC's website at www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

                                      19

Investment Adviser:

   Epoch Investment Partners, Inc.
     640 Fifth Avenue, 18th Floor
     New York, NY 10019

Distributor:

   First Dominion Capital Corp.
     8730 Stony Point Parkway, Suite 205
     Richmond, Virginia 23235

Independent Registered Public Accounting Firm:

   Tait, Weller and Baker LLP
     1818 Market Street, Suite 2400
     Philadelphia, Pennsylvania 19103

Transfer Agent:

For account information, wire purchase or redemptions, call or write to Epoch International's Transfer Agent:

   Fund Services, Inc.
     Post Office Box 26305
     Richmond, Virginia 23260
     (800) 628-4077 Toll Free

More Information:

For 24 hours, 7 days a week price information, and for information on any series of The World Funds, Inc., investment plans, and other shareholder services, call Commonwealth Shareholder Service at (800) 527-9525 Toll Free. Fund information is also available online at theworldfunds.com.

                      Semi-Annual Report to Shareholders

                              EPOCH INTERNATIONAL
                                SMALL CAP FUND

                                  A series of
                             The World Funds, Inc.
                         A "Series" Investment Company

                           For the Six Months Ended
                                 June 30, 2006
                                  (Unaudited)

Dear Shareholder,

      The Fund's year to date performance as of June 30, 2006 was 6.58%, realizing only a 0.45% decline in the second quarter. The global equity market produced a return of 6.60%, as measured by the S&P/ Citigroup BMI World Index during the same period, down 0.75% in the second quarter. Beginning in mid May, the global equity market experienced a significant decline of almost 12% as the cumulative impact of central bank tightening negatively impacted higher risk assets. Importantly, the Fund experienced a decline of only 7.6%, one-third less than the overall market. We believe the relative performance reflects the diversified composition of the Fund's holdings and the growing importance of dividends to investment returns.

      In a world where interest rates are more likely to stay flat or rise, P/E ratios are more likely to remain level or fall. As a result, the drivers of equity returns must come from earnings and dividends. We believe the outlook for dividends in the form of cash, share buybacks, or debt reductions is the best in 30 years (see Figure 1). Corporations have nearly 10% of their assets in cash and will likely use much of this amount in increased dividends.

      As of June 30, the Fund held 93 securities. They represent holdings in 20 countries and 21 industry groups. We estimate the Fund earns approximately 4.7% annually from regular dividends received. We further estimate an additional 2% return per annum from stock buybacks and/or debt pay downs. The expected future cash dividend growth rate of our holdings is approximately 3%.

                                    Figure 1
                    Dividents as a Share of Free Cash Flow/1/
                           1974 through November 2005

                                    [CHART]

Source: Corporate Reports, Empirical Research Partners Analysis.
/1/Largest 1,500 stocks; data smoothed on a trailing one-year basis. Excluding Microsoft's special dividend in 12/2004

                                      1

Our strategy remains focused on capturing this dividend growth in a globally diversified portfolio, generating stable returns with less risk.

                                         William W. Priest
                                         Portfolio Manager

                                         Michael Welhoelter
                                         Portfolio Manager

                                      2

EPOCH GLOBAL EQUITY SHAREHOLDER YIELD FUND

Fund Expenses Example (unaudited)

      As a shareholder of the Fund, you incur two types of costs:
(1) transaction costs, including redemption fees on certain redemptions made within six months of purchase and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period, January 1, 2006, and held for the six months ended June 30, 2006.

Actual Expenses Example

      The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

      The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

      Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

---------------------------------------------------------------------------------
                                                           Expenses Paid During
                               Beginning       Ending             Period*
                             Account Value  Account Value January 1, 2006 through
                            January 1, 2006 June 30, 2006      June 30, 2006
---------------------------------------------------------------------------------
Actual                          $1,000        $1,065.80            $5.33
---------------------------------------------------------------------------------
Hypothetical
(5% return before expenses)     $1,000        $1,019.80            $5.21
---------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.04%, multiplied by the average account value for the period, multiplied by 181 days in the most recent fiscal half year divided by 365 days in the current year.

                                      3

B. Portfolio Holdings, by Country, as Percentage of Net Assets

         Epoch Global Equity Shareholder Yield Fund
Portfolio Holdings, by Country, as Percentage of Net Assets
              As of June 30, 2006 (unaudited)

                         [CHART]

                                          Percentage of
    Country                                 Net Assets
    -------                                 ----------
    United States                             48.24%
    Great Britain                             13.41%
    Other countries                           11.57%
    Australia                                  4.36%
    Belgium                                    2.48%
    South Africa                               2.39%
    South Korea                                2.17%
    Canada                                     2.09%

                                      4

                  EPOCH GLOBAL EQUITY SHAREHOLDER YIELD FUND
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 June 30, 2006
                                  (Unaudited)

         Number                                     % of      Market
         of Shares Security Description          Net Assets   Value
         --------- --------------------          ---------- ----------

                   COMMON STOCKS:                  92.36%

                   AUSTRALIA:                       4.36%
           588,350 Apn News & Media Ltd.                    $2,218,002
           275,600 John Fairfax Holdings Ltd.                  766,960
           538,000 Insurance Australia GRP                   2,135,987
            86,600 St George Bank                            1,884,918
                                                            ----------
                                                             7,005,867
                                                            ----------

                   BELGIUM:                         2.48%
            67,450 Belgacom SA                               2,235,020
            51,600 Fortis                                    1,755,313
                                                            ----------
                                                             3,990,333
                                                            ----------

                   CANADA:                          2.09%
            36,900 Manitoba Telecom Services Inc             1,503,480
            90,000 Transalta Corp                            1,862,180
                                                            ----------
                                                             3,365,660
                                                            ----------

                   CHINA:                           1.39%
         2,098,000 Petrochina Co Ltd H Shrs                  2,241,972
                                                            ----------

                   CZECH REPUBLIC:                  0.69%
             2,000 Philip Morris CR                          1,104,952
                                                            ----------

                   FINLAND:                         1.22%
            91,250 Upm Kymmene Corp Spon ADR                 1,960,963
                                                            ----------

                   GREAT BRITAIN:                  13.41%
           147,900 Awg ORD                                   3,274,718
           178,800 Barclays PLC                              2,030,665
           104,066 Boots Group ORD                           1,480,016
           238,450 De La Rue PLC                             2,408,443
            34,100 Diageo Plc Sponsored ADR                  2,303,455
           350,000 Gkn PLC                                   1,765,955
            86,800 Kelda Group PLC                           1,228,044

                                      5

       Number                                        % of      Market
       of Shares Security Description             Net Assets   Value
       --------- --------------------             ---------- -----------

                 GREAT BRITAIN (continued):
         942,900 Legal & General Group                       $ 2,234,971
         298,500 Lloyds TSB Group PLC                          2,932,220
         181,850 National Grid                                 1,966,157
                                                             -----------
                                                              21,624,644
                                                             -----------

                 GREECE:                             0.77%
          55,300 Cosmote Mobile Telephone                      1,243,755
                                                             -----------

                 HONG KONG:                          1.93%
         407,200 Bank of East Asia                             1,672,419
         225,000 Citic Pacific Ltd                               663,384
       2,290,000 Scmp Group Ltd                                  773,947
                                                             -----------
                                                               3,109,750
                                                             -----------

                 IRELAND:                            1.14%
         626,500 Independent News & Media                      1,833,384
                                                             -----------

                 ITALY:                              1.23%
         204,600 Arn Mondadori Edit                            1,971,396
                                                             -----------

                 NEW ZEALAND:                        0.84%
          68,200 Telecom New Zealand Ltd SP ADR                1,356,498
                                                             -----------

                 PAKISTAN:                           1.21%
         194,100 Engro Chemical Pak Ltd                          542,583
         289,500 Fauji Fertilizer Co Ltd                         578,045
         162,500 Pakistan State Oil Co Ltd                       828,589
                                                             -----------
                                                               1,949,217
                                                             -----------

                 SINGAPORE:                          1.89%
       2,238,000 Singapore Post Ltd                            1,526,487
         938,000 Singapore Telecommunications Ltd              1,504,686
                                                             -----------
                                                               3,031,173
                                                             -----------

                 SOUTH AFRICA:                       2.39%
         125,600 JD Group Limited                              1,164,431
         127,100 Liberty Group Ltd                             1,278,101
         691,300 Sanlam Limited                                1,399,979
                                                             -----------
                                                               3,842,511
                                                             -----------

                                      6

       Number                                          % of      Market
       of Shares Security Description               Net Assets   Value
       --------- --------------------               ---------- ----------

                 SOUTH KOREA:                          2.17%
          68,300 KT Corp Spons ADR                             $1,465,035
          86,550 SK Telecom Ltd Sponsored ADR                   2,027,001
                                                               ----------
                                                                3,492,036
                                                               ----------

                 SWEDEN:                               0.45%
          54,650 Billerud AB                                      723,796
                                                               ----------

                 SWITZERLAND:                          1.20%
          70,400 ABN Amro Hldg NV                               1,924,333
                                                               ----------

                 TAIWAN:                               1.43%
         560,700 Delta Electric Ind Co Ltd                      1,590,638
         477,000 Lite-on Technology Corp*                         705,278
                                                               ----------
                                                                2,295,916
                                                               ----------

                 THAILAND:                             1.84%
       7,003,000 Advanced Info Service Co.                      1,736,102
       2,386,100 Bangkok Expressway                             1,218,993
                                                               ----------
                                                                2,955,095
                                                               ----------

                 UNITED STATES:                       48.24%
          40,400 Altria Group Inc                               2,966,572
          72,200 Amsouth Bancorporation                         1,909,690
          95,400 AT&T Inc                                       2,660,706
          16,700 Automatic Data Processing                        757,345
          41,150 Ball Corp*                                     1,524,196
          15,300 Bank of America Corp                             735,930
          60,100 Bellsouth Corp                                 2,175,620
         123,300 Bristol Myers Squibb Co                        3,188,538
         245,200 Citizens Communications Co.                    3,199,860
          29,600 Davita Inc*                                    1,471,120
          49,400 Du Pont /E I/ De Nemours & Co                  2,055,040
          69,150 Duke Energy Co                                 2,030,936
          19,000 Fair Isaac Corporation                           689,890
          43,250 General Electric Co                            1,425,520
          73,900 Hawaiian Electric Industries, Inc.             2,062,549
         116,850 Iowa Telecommunications Services               2,210,802
          48,700 Keyspan Corp                                   1,967,480
          61,200 Laclede Group Inc                              2,102,832
          36,500 Merck & Co                                     1,329,695

                                      7

        Number                                                Market
        of Shares Security Description                        Value
        --------- --------------------                     ------------

                  UNITED STATES (continued):
          39,750  National City Corp                       $  1,438,553
          46,950  Nicor Inc                                   1,948,425
          67,350  Nstar                                       1,926,210
          72,950  OGE Energy Corp                             2,555,438
          68,400  Oneok Inc                                   2,328,336
          73,900  Packaging Corporation of America            1,627,278
         188,800  Powershares H/Y Eq Dvd Achie                2,775,360
          76,650  Pfizer Inc                                  1,798,975
          58,350  Regions Financial Corp                      1,932,552
          26,850  Reynolds American Inc                       3,095,805
          89,500  Service Corp International                    728,530
          21,450  Southern Copper Corp                        1,911,839
          65,900  US Bancorp                                  2,034,992
          68,300  UST Inc                                     3,086,477
         167,300  Valor Communications Group                  1,915,585
          90,650  Vector Group Ltd                            1,473,063
          94,400  Verizon Communications                      3,161,456
          36,340  Vornado Realty Trust Ser I Pfd                836,910
          27,710  Vornado Realty Trust                          637,330
          98,650  Westar Energy Inc                           2,076,583
          62,700  WGL Holdings Inc                            1,815,165
                                                           ------------
                                                             77,569,183
                                                           ------------

                  TOTAL INVESTMENTS
                  (Cost: $146,268,938)              92.36% $148,592,434
                  Other assets, net of liabilities   7.64%   12,210,284
                                                   ------  ------------
                  Net Assets                       100.00% $160,802,718
                                                   ======  ============

* Non-income producing (security considered non-income producing if at least one dividend has not been paid during the last year preceding the date of the Fund's related balance sheet)

See Notes to Financial Statements

                                      8

EPOCH GLOBAL EQUITY SHAREHOLDER YIELD FUND
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2006 (unaudited)
--------------------------------------------------------------------------------

ASSETS
 Investments at value (identified cost of $146,268,938) (Note 1)                       $148,592,434
 Cash                                                                                     9,490,168
 Foreign currency at value (cost $1,782,899)                                              1,771,290
 Receivable for capital stock sold                                                          977,123
 Receivable for investments sold                                                            867,694
 Dividends receivable                                                                       785,324
 Tax reclaim receivable                                                                      30,948
 Prepaid expenses                                                                            25,012
                                                                                       ------------
   TOTAL ASSETS                                                                         162,539,993
                                                                                       ============

LIABILITIES
 Payable for securities purchased                                                         1,524,583
 Payable for capital stock redeemed                                                         116,838
 Accrued investment management fees                                                          87,669
 Other accrued expenses                                                                       8,185
                                                                                       ------------
   TOTAL LIABILITIES                                                                      1,737,275
                                                                                       ------------

NET ASSETS                                                                             $160,802,718
                                                                                       ============

NET ASSETS CONSIST OF:
 Paid-in-capital applicable to 10,340,395 $.01 par value shares of beneficial interest
   outstanding; 50,000,000 shares authorized                                           $158,442,575
 Undistributed net investment income                                                         37,897
 Accumulated net realized gain on investments and foreign currency                            8,188
 Net unrealized appreciation (depreciation) on investments and foreign currency           2,314,058
                                                                                       ------------
 Net Assets                                                                            $160,802,718
                                                                                       ============
 NET ASSET VALUE PER SHARE
   ($160,802,718 / 10,340,395 shares outstanding)                                      $      15.55
                                                                                       ============

See Notes to Financial Statements

                                      9

EPOCH GLOBAL EQUITY SHAREHOLDER YIELD FUND
STATEMENT OF OPERATIONS

Six Months ended June 30, 2006 (unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME
INCOME
 Dividend (net of foreign tax withheld of $265,116)                                       $3,596,229
 Interest income                                                                              66,955
                                                                                          ----------
   Total investment income                                                                $3,663,184
                                                                                          ----------

EXPENSES
 Investment management fees (Note 2)                                                         413,588
 Recordkeeping and administrative services (Note 2)                                           52,544
 Custodian fees                                                                               22,276
 Accounting fees                                                                              30,504
 Transfer agent fees (Note 2)                                                                 23,650
 Shareholder servicing and reports                                                            10,413
 Professional fees                                                                            15,482
 Compliance fees                                                                               7,450
 Directors fees                                                                                4,200
 Filing and registration fees                                                                  1,926
 Other                                                                                        30,389
                                                                                          ----------
   Total expenses                                                                            612,422
                                                                                          ----------
 Net investment income (loss)                                                              3,050,762
                                                                                          ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  AND FOREIGN CURRENCY RELATED TRANSACTIONS
 Net realized gain (loss) on investments                                                    (182,620)
 Net realized gain (loss) on foreign currency conversions                                    190,808
 Net increase (decrease) in unrealized depreciation of investments and foreign currencies  2,650,622
                                                                                          ----------
 Net realized and unrealized gain (loss) on investments                                    2,658,810
                                                                                          ----------
 Increase (decrease) in net assets from operations                                        $5,709,572
                                                                                          ==========

See Notes to Financial Statements

                                      10

EPOCH GLOBAL EQUITY SHAREHOLDER YIELD FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                              Six months ended
                                                               June 30, 2006      Period ended
                                                                (unaudited)    December 31, 2005*
                                                              ---------------- ------------------
Increase (Decrease) in Net Assets
OPERATIONS
 Net investment income (loss)                                   $  3,050,762      $    (7,924)
 Net realized gain (loss) on investments and foreign currency
   transactions                                                        8,188               --
 Change in net unrealized appreciation/depreciation on
   investments and foreign currencies                              2,650,622         (336,564)
                                                                ------------      -----------
 Increase (decrease) in net assets from operations                 5,709,572         (344,488)
                                                                ------------      -----------

DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income                                           (3,012,865)              --
                                                                ------------      -----------

CAPITAL SHARE TRANSACTIONS (NOTE 5)
 Shares sold                                                      92,879,404       72,075,220
 Shares reinvested                                                 3,007,337               --
 Shares redeemed                                                  (9,212,431)        (299,031)
                                                                ------------      -----------
 Increase (decrease) in net assets from capital share
   transactions                                                   86,674,310       71,776,189
                                                                ------------      -----------

NET ASSETS
 Increase (decrease) during period                                89,371,017       71,431,701
 Beginning of period                                              71,431,701               --
                                                                ------------      -----------
 End of period (including undistributed net income of $37,897
   and $0, respectively)                                        $160,802,718      $71,431,701
                                                                ============      ===========

*  Commencement of operations was December 27, 2005.

See Notes to Financial Statements

                                      11

EPOCH GLOBAL EQUITY SHAREHOLDER YIELD FUND
FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA THROUGHOUT THE PERIOD
--------------------------------------------------------------------------------

                                                        Six months ended
                                                         June 30, 2006      Period ended
                                                          (unaudited)    December 31, 2005*
                                                        ---------------- ------------------
Net asset value, beginning of period                        $  14.92          $ 15.00
                                                            --------          -------
Investment activities
 Net investment income (loss)                                   0.30             0.00/[1]/
 Net realized and unrealized gain (loss) on investments         0.72            (0.08)
                                                            --------          -------
Total from investment activities                                1.02            (0.08)
                                                            --------          -------
Less distributions from
 Net investment income                                         (0.39)              --
                                                            --------          -------
Total distributions                                            (0.39)              --
                                                            --------          -------
Net asset value, end of period                              $  15.55          $ 14.92
                                                            ========          =======
Total Return                                                    6.58%           (0.53)%

Ratios/Supplemental Data
Ratio to average net assets/(A)/
 Expenses/(B)/                                                  1.04%**          1.10%**
 Net investment income (loss)                                   5.16%**         (1.10)%**
Portfolio turnover rate                                        19.46%            0.00%
Net assets, end of period (000's)                           $160,803          $71,432

*  Commencement of operations was December 27, 2005.
** Annualized
/[1]/Less than one cent per share.
/(A)/Management fee waivers and reimbursement of expenses reduced the expense ratio and increased net investment income ratio by 2.49% for the period ended December 31, 2005.
/(B)/Expense ratio--net reflects the effect of the management fee waivers and reimbursement of expenses.

See Notes to Financial Statements

                                      12

EPOCH GLOBAL SHAREHOLDER EQUITY YIELD FUND
NOTES TO FINANCIAL STATEMENTS

June 30, 2006 (unaudited)
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

      The Epoch Global Shareholder Equity Yield Fund (the "Fund") is a series of The World Funds, Inc. ("TWF"), which is registered under The Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The Fund was established on December 27, 2005 as a series of TWF, which has allocated to the Fund 50,000,000 of its 850,000,000 shares of $.01 par value common stock.

      The objective of the Fund is to provide a high level of income by investing in a diversified portfolio consisting primarily of global equity securities that have a history of attractive dividend yields and positive growth in free cash flow. Under normal circumstances, the Fund invests at least 80% of its assets in a portfolio of equity securities of dividend paying companies located throughout the world, including the United States. The fund may also invest up to 20% of its assets in securities issued by companies located in emerging markets when the investment advisor (the "Advisor") believes they represent attractive investment opportunities. Securities held by the Fund may be denominated in both U.S. dollars and non-U.S. currencies.

      The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

Security Valuation

      The Fund's securities are valued at current market prices. Investments traded on a principal exchange (U.S. or foreign) and on the NASDAQ National Market System are valued at the last reported sales price on the exchange on which the securities are traded as of the close of business on the last day of the period or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Fund's Board of Directors. Short-term debt securities (less than 60 days to maturity) are valued at their fair market value using amortized cost. Securities traded in the over-the-counter market are valued at the last available sale price in the over-the-counter market prior to time of valuation. Securities for which market quotations are not readily available are valued on a consistent basis at fair value as determined in good faith by or under the direction of the Fund's officers in a manner specifically authorized by the Board of Directors of the Fund. Depositary Receipts will be valued at the closing price of the instrument last determined prior to time of valuation unless the Fund is aware of a material change in value. Securities for which such a value cannot be readily determined will be valued at the closing price of the underlying security adjusted for the exchange rate. Temporary investments in U.S. dollar denominated short-term investments are valued at amortized cost, which approximates market value. Portfolio securities which are primarily traded on foreign exchanges are generally valued at the closing price on the exchange on which they are traded, and those values are then translated into U.S. dollars at the current exchange rate.

                                      13

Security Transactions and Dividends

      Security transactions are accounted for on the trade date. The cost of securities sold is generally determined on a specific identification basis. Dividends are recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

Currency Translation

      The market values of foreign securities, currency holdings, other assets and liabilities initially expressed in foreign currencies are recorded in the financial statements after translation to U.S. dollars based on the exchange rates at the end of the period. The cost of such holdings is determined using historical exchange rates. Income and expenses are translated at approximate rates prevailing when accrued or incurred. The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments. Foreign securities and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin.

Cash and Cash Equivalents

      Cash and cash equivalents consist of overnight deposits with the custodian bank which earn interest at the current market rate.

Federal Income Taxes

      The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all taxable income to its shareholders. Therefore, no federal income tax provision is required.

Accounting Estimates

      In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Reclassification of Capital Accounts

      Accounting principles generally accepted in the United States of America require that certain components of net assets be reclassified for financial versus tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. INVESTMENT ADVISORY AND DISTRIBUTION AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

      Pursuant to an Investment Advisory Agreement, the Advisor, Epoch Investment Partners, Inc. ("EIP") provides investment advisory services for an annual fee of 0.70% on the average daily net assets of the Fund. For the six months ended June 30, 2006, EIP earned and received $413,588 in advisory fees.

                                      14

      In the interest of limiting the operating expenses of the Fund, the Advisor has contractually agreed to waive or limit its fees and to assume other operating expenses until December 31, 2006 so that the ratio of total annual operating expenses is limited to 1.10% of average net assets. The limit does not apply to interest, taxes, brokerage commissions, other expenditures capitalized in accordance with generally accepted accounting principles or other extraordinary expenses not incurred in the ordinary course of business. The total amount of reimbursement recoverable by the Advisor is the sum of all fees previously waived or reimbursed by the Advisor to the Fund during any of the previous three (3) years, less any reimbursement previously paid by the Fund to the Advisor with respect to any waivers, reductions, and payments made with respect to the Fund.

      First Dominion Capital Corp. ("FDCC") acts as the Fund's principal underwriter in the continuous public offering of the Fund's shares. For the six months ended June 30, 2006, FDCC received no fees and commissions from the sale of Fund shares. A 2% redemption fee is charged for certain redemptions made within six months after purchase. The redemption fee is retained by the Fund to defray market effects, taxes and expenses created by short-term investments in the Fund. For the six months ended June 30, 2006 there were no redemption fees received by the Fund.

      Commonwealth Shareholder Services, Inc. ("CSS"), the administrative agent for the Fund, provides shareholder, recordkeeping, administrative and blue-sky filing services. The Fund compensates CSS for blue-sky and certain shareholder servicing on an hourly rate basis. For other administrative services, CSS receives 0.10% of average daily net assets. CSS earned $52,544 for its services for the six months ended June 30, 2006.

      Fund Services, Inc. ("FSI") provides transfer and dividend disbursing agent services to the Fund. FSI earned $23,650 for its services for the six months ended June 30, 2006.

      Certain officers and/or an interested director of the Fund are also officers and/or directors of FDCC, CSS, and FSI.

3. INVESTMENTS

      The cost of purchases and the proceeds from sales of securities other than short-term notes for the six months ended June 30, 2006, aggregated $117,307,242 and $21,254,977, respectively.

4. DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

      Distributions from net investment income and realized gains, if any, are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These distribution differences primarily result from different treatments of post-October capital losses.

      The tax character of distributions paid during the six months ended June 30, 2006 and the period ended December 31, 2005 were as follows:

                                   Six Months Ended
                                    June 30, 2006      Period Ended
                                     (unaudited)    December 31, 2005*
                                   ---------------- ------------------
          Distributions paid from:
          Ordinary income             $3,012,865           $--
                                      ==========           ===

                                      15

      As of June 30, 2006, the components of distributable earnings on a tax basis were as follows:

                                                  Six Months Ended
                                                   June 30, 2006
                                                    (unaudited)
                                                  ----------------
              Undistributed net investment income    $   37,897
              Accumulated net realized gain on
                investments                               8,188
              Unrealized appreciation on
                investments and foreign currency      2,314,058
                                                     ----------
              Total                                  $2,360,143
                                                     ==========

      As of June 30, 2006 cost for Federal income tax purpose was $146,268,938 and net unrealized depreciation consisted of :

                   Gross unrealized appreciation $ 8,475,381
                   Gross unrealized depreciation  (6,151,885)
                                                 -----------
                   Net unrealized depreciation   $ 2,323,496
                                                 ===========

5. CAPITAL STOCK TRANSACTIONS

      Capital stock transactions were:

                            Six Months Ended
                              June 30, 2006           Period ended
                               (unaudited)         December 31, 2005*
                         ----------------------  ----------------------
                           Shares      Value       Shares      Value
                         ---------  -----------  ---------  -----------
       Shares sold       5,949,679  $92,879,404  4,806,118  $72,075,220
       Shares reinvested   191,773    3,007,337         --           --
       Shares redeemed    (587,184)  (9,212,431)   (19,991)    (299,031)
                         ---------  -----------  ---------  -----------
       Net increase      5,554,268  $86,674,310  4,786,127  $71,776,189
                         =========  ===========  =========  ===========

       *  Commencement of operations was December 27, 2005.

                                      16

EPOCH GLOBAL EQUITY SHAREHOLDER YIELD FUND
Supplemental Information

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

      A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-527-9525 or on the SEC's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve months ended June 30 is be available on or through the SEC's website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

      The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q". These filings are available, without charge and upon request, by calling 1-800-527-9525 or on the SEC's website at www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1.800.SEC.0330

                                      17

Investment Adviser:

   Epoch Investment Partners, Inc.
     640 Fifth Avenue, 18th Floor
     New York, NY 10019

Distributor:

   First Dominion Capital Corp.
     8730 Stony Point Parkway, Suite 205
     Richmond, Virginia 23235

Independent Registered Public Accounting Firm:

   Tait, Weller and Baker LLP
     1818 Market Street, Suite 2400
     Philadelphia, Pennsylvania 19103

Transfer Agent:

For account information, wire purchase or redemptions, call or write to Epoch International's Transfer Agent:

   Fund Services, Inc.
     Post Office Box 26305
     Richmond, Virginia 23260
     (800) 628-4077 Toll Free

More Information:

For 24 hours, 7 days a week price information, and for information on any series of The World Funds, Inc., investment plans, and other shareholder services, call Commonwealth Shareholder Service at (800) 527-9525 Toll Free. Fund information is also available online at theworldfunds.com.

                      Semi-Annual Report to Shareholders

                              EPOCH GLOBAL EQUITY
                            SHAREHOLDER YIELD FUND

                                  A series of
                             The World Funds, Inc.
                         A "Series" Investment Company

                           For the Six Months Ended
                                 June 30, 2006
                                  (unaudited)

Dear Shareholder,

      Most major U.S. indexes had positive returns for the first half of 2006, despite posting negative returns during the second quarter. Investors' confidence based upon robust global economic growth and record levels of corporate profitability began to wane during the second quarter. While price momentum and earnings drove returns in the first quarter, during the second quarter investors finally focused on the issues facing the markets including record high oil prices, a cooling housing market and rising interest rates. In addition, the Federal Reserve Chairman Ben Bernanke brought inflation, which had been on the back burner, to the forefront. In a June speech, the new Fed Chairman indicated inflation was "at an unwelcome level." This triggered a two-day market sell-off and a significant jump in market volatility, which now stands fifty percent higher than it did at the beginning of the year.

      Despite the S&P 500 reaching a five-year high in May and the Russell 2000 index achieving a new all-time high on May 5, the markets were unable to sustain their momentum and most major indices retreated for the quarter. Two interest rate hikes in the second quarter, oil reaching a record high of $75 per barrel and geopolitical concerns finally took their toll.

      The Fund's year to date performance as of June 30th 2006 was 1.74%, modestly below market indices. While corporate growth may be slowing, companies are awash with cash. Cash as a percentage of total assets has been rising and is expected to exceed 10% for the S&P 500. We believe the growing influence of private equity and hedge funds on shareholder returns will force corporations to optimize their assets, particularly cash. Changes to corporate compensation policies away from options towards restricted stock units will also encourage the use of "shareholder friendly" dividends and provide a tax-efficient way to compensate employees.

      The following chart details the ability of US corporations to pay a dividend, which is at a 30 year high:

                                    [CHART]



                                      1

      As you have heard from us in the past, one of our founding principals is our belief that the P/E ratio has ceased to be a positive explanatory variable in the performance of today's market. (We have written at length on this subject and invite you to visit www.eipny.com to read some of the research papers we have published on this topic.) Our analysts and portfolio managers focus on free cash flow and the intelligent use of that free cash flow for the benefit of the shareholder.

      This emphasis results in high quality portfolios. Over time, these portfolios have protected capital during down markets while performing well in trading- range markets and in the later stages of the economic cycle. The portfolios will tend to lag the market on a relative basis in exuberant/momentum-led markets. Our focus on free cash flow and profitability as opposed to accounting metrics such as P/E ratios or P/B ratios makes us akin to a private equity investor acting in the public markets, and has resulted in strong risk- adjusted returns. Using this philosophy, we continue to find good investment opportunities within the equity markets. On average, we are finding relatively more attractive valuations within the mid and large cap market capitalizations.

      Our process and philosophy lead us to be long-term investors. Sector under and over weights are mostly a result of our bottom-up fundamental analysis. Therefore changes in portfolio sector weights will be evolutionary in nature. This is not true of the Russell benchmarks, which undergo an annual reconstitution on the last Friday of the second quarter.

      We continue to maintain a significant underweight in the Financial sector. Many of the Financial sector companies lack transparency and very few of the companies in the sector exhibit the financial strength or operational health to meet our investment criteria. We believe many Financial companies face a continued degradation of the asset side of their balance sheet. A flat or inverted yield curve presents a challenging headwind for banks that make money on the spread between borrowing on the short end of the yield curve and lending on the long end of the curve. Therefore, we believe that investing upwards of 37% of the portfolio in financials in today's market environment is imprudent. It is reminiscent of holding 57% or more of a portfolio in Technology in June of 2000 simply because the Russell 1000 Growth index did and highlights the issues we have with the benchmark construction process. It also underscores our feelings on discussing performance strictly in sector terms. The financial stocks we do own are the result of our bottom-up selection process and drive our sector weighting.

      While we are aware of our sector over and underweights, we are not benchmark driven. When the Russell reconstituted its benchmarks on June 30th, we did not feel a need to trade our portfolio to match the changes. Ultimately, our returns will be driven by stock selection and being different from the market affords us the opportunity to outperform.

      The Energy, Utilities and Consumer Discretionary sectors were the seen as top performing areas of the market so far in 2006. On the flip side, the Healthcare and Information Technology sectors showed weakness.

      Within our portfolio, we were helped by strong stock selection within the Consumer Discretionary sector. The cable industry has finally started to show signs of life. We were drawn to this area by a number of fundamental changes which had occurred in the industry including a significant slow down in capital expenditures. This slow down indicated to us that the capital build-out was nearing completion and we could

                                      2

expect significant growth in free cash flow. Additionally, cable providers have incremental new product offerings they did not have a few years ago. Cable companies earn high return on invested capital for these incremental services such as voice over internet protocol (VOIP) and high-speed internet access.

      We are overweight in the Energy sector. This has been a long-term position and ties into our overall belief in globalization and the demands this places on the world's energy resources. Our energy positions are diverse and focus on companies that will help solve the energy crises. We have shied away from energy companies whose results are solely dependant on the price of a barrel of crude oil. This strategy has worked well and we maintain our positive position on select companies within the sector.

      While we see significant opportunity within the Healthcare and Technology sectors, 2006 has proven to be particularly difficult for these sectors. Increased market volatility and an increase in the equity risk premium negatively impacted the Information Technology sector which was the worst returning sector for the indexes. We continue to find interesting opportunities within the sector in companies with unique and differentiated offerings and high barriers to entry. We believe in the long term prospects for specific segments of the Healthcare sector. Specifically, we believe the drug companies offer attractive valuations and strong free cash flow. They should also benefit from long term demographic trends.

      In summary, at the end of the first quarter, we questioned the sustainability of the market's robust results, wondering how long it would take investors to recognize the impact rising interest rates, higher energy prices and a cooling housing market would have on consumer spending and ultimately the economy. During the first half of 2006, we saw an up tick in the equity risk premium and a significant ramp up in market volatility which should play to our investment strengths. Our philosophy and process remain unchanged. We continue to seek high quality cash generative businesses with strong company managements who are allocating the free cash flow in a shareholder friendly manner. We believe this approach to investing and focusing on the long-term investment horizon will provide our investors with the best chance to capture long-term appreciation.

                                                     David N. Pearl
                                                     Portfolio Manager

                                                     William W. Priest
                                                     Portfolio Manager

                                      3

EPOCH U.S. ALL CAP EQUITY FUND

Fund Expenses Example (unaudited)

      As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees on certain redemptions made within six months of purchase and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period, January 1, 2006, and held for the six months ended June 30, 2006.

Actual Expenses Example

      The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

      The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

      Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                           Expenses Paid During
                               Beginning       Ending             Period*
                             Account Value  Account Value January 1, 2006 through
                            January 1, 2006 June 30, 2006      June 30, 2006
---------------------------------------------------------------------------------
Actual                          $1,000        $1,017.40            $6.45
---------------------------------------------------------------------------------
Hypothetical
(5% return before expenses)     $1,000        $1,018.55            $6.46

* Expenses are equal to the Fund's annualized expense ratio of 1.29%, multiplied by the average account value for the period, multiplied by 181 days in the most recent fiscal half year divided by 365 days in the current year.

                                      4

B. Portfolio Holdings, by Sector, as Percentage of Net Assets

              Epoch U.S. All Cap Equity Fund
  Portfolio Holdings, by Sector, as Percentage of Net Assets
               As of June 30, 2006 (unaudited)

                        [CHART]

                                         Percentage of
                                          Net Assets
                                         ------------
  Aerospace                                  8.13%
  Broadcast, Radio, TV                       6.81%
  Building                                   1.03%
  Cosmetics & Toiletries                     1.66%
  Electric Utilities                         1.23%
  Entertainment                              6.75%
  Financial Services                         2.61%
  Food                                       3.76%
  Healthcare Products                        7.82%
  Healthcare Services                       11.03%
  Industrial Products                        4.11%
  Index Equities                             2.65%
  Manufacturing                              5.64%
  Oil & Gas Exploration                     10.99%
  Software & Services                       15.60%
  Transport Services                         1.93%

                                      5

                        EPOCH U.S. ALL CAP EQUITY FUND
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 June 30, 2006
                                  (unaudited)

      Number                                           % of      Market
      of Shares Security Description                Net Assets   Value
      --------- --------------------                ---------- ----------

                COMMON STOCK:                         91.75%

                AEROSPACE:                             8.13%
        7,300   Alliant Techsystems, Inc.*                     $  557,355
        8,650   Boeing, Co.                                       708,521
        6,300   DRS Technologies, Inc.                            307,125
       28,700   K&F Industries Holdings, Inc.*                    508,851
                                                               ----------
                                                                2,081,852
                                                               ----------

                BROADCAST, RADIO, TV:                  6.81%
       21,350   Comcast CL-A Special*                             699,853
       22,500   Liberty Media--Interactive A                      388,350
       34,150   News, Corp. CL-A                                  654,997
                                                               ----------
                                                                1,743,200
                                                               ----------

                BUILDING:                              1.03%
        4,950   Washington Group International Inc.               264,033
                                                               ----------

                COSMETICS & TOILETRIES                 1.66%
       12,050   International Flavors & Fragrances                424,642
                                                               ----------

                ELECTRIC UTILITIES                     1.23%
       29,350   Silicon Image, Inc.*                              316,393
                                                               ----------

                ENTERTAINMENT:                         6.75%
        6,400   Digital Theater System*                           124,672
        6,350   Electronic Arts, Inc*                             273,304
       10,500   Harrahs Entertainment, Inc.                       747,390
       11,900   International Game Technology                     451,486
        6,100   THQ, Inc.*                                        131,760
                                                               ----------
                                                                1,728,612
                                                               ----------

                                      6

     Number                                             % of      Market
     of Shares Security Description                  Net Assets   Value
     --------- --------------------                  ---------- ----------

               FINANCIAL SERVICES:                      2.61%
       7,800   1st Data Corp.                                   $  351,312
       8,350   I Star Financial, Inc.                              315,213
                                                                ----------
                                                                   666,525
                                                                ----------

               FOOD:                                    3.76%
       9,950   Bunge Limited                                       499,988
       8,400   Hershey Foods                                       462,588
                                                                ----------
                                                                   962,576
                                                                ----------

               HEALTHCARE PRODUCTS:                     7.82%
      19,550   Boston Scientific Corp.*                            329,222
      20,850   Bristol Myers Squibb, Inc.                          539,181
      21,750   Endo Pharmaceuticals Holdings, Inc.*                717,315
      17,750   Pfizer Inc.                                         416,592
                                                                ----------
                                                                 2,002,310
                                                                ----------

               HEALTHCARE SERVICES:                    11.03%
      10,300   Aetna US Healthcare                                 411,279
      13,950   Davita, Inc.*                                       693,315
       3,700   Fisher Scientific*                                  270,285
      10,300   Laboratory Corp. of America Holdings*               640,969
      15,150   Ventas Inc                                          513,282
       4,050   Wellpoint, Inc.*                                    294,718
                                                                ----------
                                                                 2,823,848
                                                                ----------

               INDUSTRIAL PRODUCTS:                     4.11%
       6,400   Air Products & Chemicals, Inc.                      409,088
      17,950   Waste Management, Inc.                              644,046
                                                                ----------
                                                                 1,053,134
                                                                ----------

               INDEX EQUITIES:                          2.65%
       9,200   I Shares Russell 3000 Index Fund                    678,132
                                                                ----------

               MANUFACTURING:                           5.64%
       5,900   Actuant, Corp. CL-A                                 294,705
      12,850   Donaldson Co. Inc.                                  435,230
      17,150   Du Pont EI                                          713,440
                                                                ----------
                                                                 1,443,375
                                                                ----------

                                      7

        Number                                       % of      Market
        of Shares Security Description            Net Assets   Value
        --------- --------------------            ---------- -----------

                  OIL & GAS EXPLORATION:             10.99%
          9,800   Conocophillips                             $   642,194
          7,900   Encana, Corp.                                  415,856
         11,000   Exxon Mobil Corp                               674,850
         11,433   Southern Union, Co.                            309,363
         18,900   Todco CL-A*                                    772,065
                                                             -----------
                                                               2,814,328
                                                             -----------

                  SOFTWARE & SERVICES:               15.60%
          8,650   Apple Computer, Inc.*                          494,088
         16,300   Automatic Data Processing, Inc.                739,205
         10,400   Diebold, Inc.                                  422,448
          9,700   Fair Isaac Corp.                               352,207
         27,000   Micron Technology, Inc.*                       406,620
         38,450   Microsoft Corp.                                895,885
         32,600   Oracle, Corp.*                                 472,374
         11,100   Sybase, Inc.*                                  215,340
                                                             -----------
                                                               3,998,167
                                                             -----------

                  TRANSPORT SERVICES:                 1.93%
         22,850   OMI, Corp.                                     494,703
                                                             -----------

                  TOTAL INVESTMENTS
                  (Cost: $23,112,276)                91.75%  $23,495,830
                  Other assets, net                   8.25%    2,111,390
                                                    ------   -----------
                  NET ASSETS                        100.00%  $25,607,220
                                                    ======   ===========

* Non-income producing (security considered non-income producing if at least one dividend has not been paid during the last year preceding the date of the Fund's related balance sheet)

See Notes to Financial Statements

                                      8

EPOCH U.S. ALL CAP EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES

June 30, 2006 (unaudited)
--------------------------------------------------------------------------------

ASSETS
 Investments at value (identified cost of $23,112,276) (Note 1)                        $23,495,830
 Cash                                                                                    2,165,109
 Dividends receivable                                                                       12,805
 Prepaid expenses                                                                           11,842
                                                                                       -----------
   TOTAL ASSETS                                                                         25,685,586
                                                                                       -----------

LIABILITIES
 Payable for capital stock redeemed                                                         60,000
 Advisor fees payable                                                                       12,590
 Other accrued expenses                                                                      5,776
                                                                                       -----------
   TOTAL LIABILITIES                                                                        78,366
                                                                                       -----------

NET ASSETS                                                                             $25,607,220
                                                                                       ===========
Net Assets Consist of:
 Paid-in-capital applicable to 1,688,162 $0.01 par value shares of beneficial interest
   outstanding; 50,000,000 shares authorized                                           $25,577,329
 Undistributed net investment income (loss)                                                 (9,016)
 Accumulated net realized gain (loss) on investments                                      (344,647)
 Net unrealized appreciation on investments                                                383,554
                                                                                       -----------

NET ASSETS                                                                             $25,607,220
                                                                                       ===========
 NET ASSET VALUE PER SHARE
   ($25,607,220 / 1,688,162 shares outstanding)                                        $     15.17
                                                                                       ===========

See Notes to Financial Statements

                                      9

EPOCH U.S. ALL CAP EQUITY FUND
STATEMENT OF OPERATIONS

Six months ended June 30, 2006 (unaudited)
--------------------------------------------------------------------------------

   INVESTMENT INCOME
    Dividend income                                                $ 118,433
    Interest income                                                   12,120
                                                                   ---------
      Total investment income                                        130,553
                                                                   ---------

   EXPENSES
    Investment advisory fees (Note 2)                      108,193
    Accounting fees (Note 2)                                 7,573
    Custody fees                                            11,521
    Recordkeeping and administrative services (Note 2)      10,819
    Transfer agent fees (Note 2)                             3,246
    Professional fees                                        4,821
    Registration fees                                        4,815
    Directors fees                                           4,200
    Compliance fees                                          3,335
    Insurance                                                1,713
    Shareholder services & reports                           4,762
    Miscellaneous                                            7,774
                                                           -------
      Total expenses                                                 172,772
                                                                   ---------
      Management fee waivers (Note 2)                                (33,203)
                                                                   ---------
      Net expenses                                                   139,569
                                                                   ---------
    Net investment income (loss)                                      (9,016)
                                                                   ---------

   REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
    Net realized loss on investments                                (182,983)
    Net increase in unrealized appreciation on investments           294,457
                                                                   ---------
    Net realized and unrealized loss on investments                  111,474
                                                                   ---------
   INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS               $ 102,458
                                                                   =========

See Notes to Financial Statements

                                      10

EPOCH U.S. ALL CAP EQUITY FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                   Six months ended
                                                                    June 30, 2006      Period ended
                                                                     (unaudited)    December 31, 2005*
                                                                   ---------------- ------------------
Increase (Decrease) in Net Assets
OPERATIONS
 Net investment income (loss)                                        $    (9,016)      $    (3,321)
 Net realized gain (loss) on investments                                (182,983)         (161,664)
 Change in net unrealized appreciation on investments                    294,457            89,097
                                                                     -----------       -----------
 Increase (decrease) in net assets from operations                       102,458           (75,888)
                                                                     -----------       -----------

CAPITAL SHARE TRANSACTIONS (NOTE 5)
 Shares sold                                                          13,916,828        14,593,137
 Shares redeemed                                                      (2,500,275)         (429,040)
                                                                     -----------       -----------
 Increase (decrease) in net assets from capital share transactions    11,416,553        14,164,097
                                                                     -----------       -----------

NET ASSETS
 Increase during period                                               11,519,011        14,088,209
                                                                     -----------       -----------
 Beginning of period                                                  14,088,209                --
                                                                     -----------       -----------
 End of period                                                       $25,607,220       $14,088,209
                                                                     ===========       ===========

*  Commencement of operations was July 25, 2005

See Notes to Financial Statements

                                      11

EPOCH U.S. ALL CAP EQUITY FUND
FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------

                                                        Six months ended
                                                         June 30, 2006      Period ended
                                                          (unaudited)    December 31, 2005*
                                                        ---------------- ------------------
Net asset value, beginning of period                        $ 14.91           $ 15.00
                                                            -------           -------
Investment activities
 Net investment loss                                          (0.01)            (0.00)/1/
 Net realized and unrealized gain (loss) on investments        0.27             (0.09)
                                                            -------           -------
Total from investment activities                               0.26             (0.09)
                                                            -------           -------
Net asset value, end of period                              $ 15.17           $ 14.91
                                                            =======           =======
Total Return                                                   1.74%            (0.60)%

Ratios/Supplemental Data
Ratio to average net assets/(A)/
 Expenses/(B)/                                                 1.29%**           1.29%**
 Net investment income (loss)                                 (0.08)%**         (0.07)%**
Portfolio turnover rate                                       34.28%            16.96%
Net assets, end of period (000's)                           $25,607           $14,088

*  Commencement of operations was July 25, 2005
** Annualized
/1/  Less than one cent per share.
/(A)/Management fee waivers and reimbursement of expenses reduced the expense ratio and increased net investment income ratio by 0.31% for the six months ended June 30, 2006 and 1.26% for the period ended December 31, 2005.
/(B)/Expense ratio--net reflects the effect of the management fee waivers and reimbursement of expenses.

See Notes to Financial Statements

                                      12

EPOCH U.S. ALL CAP EQUITY FUND
NOTES TO THE FINANCIAL STATEMENTS

June 30, 2006 (unaudited)
--------------------------------------------------------------------------------

NOTE 1--ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

      The Epoch U.S. All Cap Equity Fund (the "Fund") is a series of The World Funds, Inc. ("TWF") which is registered under The Investment Company Act of 1940, as amended, as a diversified open-end management company. The Fund was established July 25, 2005 as a series of TWF which has allocated to the Fund 50,000,000 shares of its 850,000,000 shares of $.01 par value common stock.

      The objective of the Fund is to achieve long-term capital appreciation by investing primarily in a diversified portfolio consisting of equity securities of U.S. companies.

      The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

Valuation

      The Fund's securities are valued at current market prices. Investments in securities traded on a national securities exchange or included in the NASDAQ National Market System are valued at the last reported sale price; other securities traded in the over-the-counter market and listed securities for which no sale is reported on that date are valued at the last reported bid price. Short-term debt securities (less than 60 days to maturity) are valued at their fair market value using amortized cost. Other securities for which market prices are not readily available are valued at their fair value as determined in good faith under procedures set by the Board of Directors. If values of foreign securities have been materially affected by events occurring after the close of a foreign market, foreign securities may be valued by another method that the Board of Directors believes reflects fair value. Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the scheduled close of the New York Stock Exchange. The value of these securities used in computing the Fund's net asset value is determined as of such times.

Federal Income Taxes

      The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Security Transactions and Income

      Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. The cost of securities sold is determined generally on a specific identification basis.

                                      13

Cash and Cash Equivalents

      Cash and cash equivalents consist of overnight deposits with the custodian bank which earns interest at the current market rate.

Accounting Estimates

      In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Reclassification of Capital Accounts

      Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

NOTE 2--INVESTMENT MANAGEMENT AND DISTRIBUTION AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

      Pursuant to an Investment Advisory Agreement, the Advisor, Epoch Investment Partners, Inc. ("EIP") provides investment advisory services for an annual fee of 1.00% on the average daily net assets of the Fund. For the six months ended June 30, 2006, EIP earned $108,193 in advisory fees, of which $33,203 was waived.

      In the interest of limiting the operating expenses of the Fund, the Advisor has contractually agreed to waive or limit its fees and to assume other operating expenses until August 1, 2008 so that the ratio of total annual operating expenses is limited to 1.29% of average net assets. The limit does not apply to interest, taxes, brokerage commissions, other expenditures capitalized in accordance with generally accepted accounting principles or other extraordinary expenses not incurred in the ordinary course of business. The total amount of reimbursement recoverable by the Advisor is the sum of all fees previously waived or reimbursed by the Advisor to the Fund during any of the previous three years, less any reimbursement previously paid by the Fund to the Advisor with respect to any waivers, reductions, and payments made with respect to the Fund. The total amount of recoverable reimbursements as of June 30, 2006 was $84,405 and expire as follows:

                             Year Expiring Amount
                             ------------- -------
                                 2008      $47,800
                                 2009       33,203
                                           -------
                                           $81,003
                                           =======

      First Dominion Capital Corp. ("FDCC") acts as the Fund's principal underwriter in the continuous public offering of the Fund's shares. For the six months ended June 30, 2006, FDCC received no fees and commissions from the sale of Fund shares. A 1% redemption fee is charged for certain redemptions made

                                      14

within six months after purchase. The redemption fee is retained by the Fund to defray market effects, taxes and expenses created by short-term investments in the Fund. For the six months ended June 30, 2006 there were no redemption fees received by the Fund.

      Commonwealth Shareholder Services, Inc. ("CSS"), the administrative agent for the Fund, provides shareholder, recordkeeping, administrative and blue-sky filing services. The Fund compensates CSS for blue-sky and certain shareholder servicing on an hourly rate basis. For other administrative services, CSS receives 0.10% of average daily net assets. CSS received $10,819 for its services for the six months ended June 30, 2006.

      Fund Services, Inc. ("FSI") is the Fund's Transfer and Dividend Disbursing Agent. FSI received $3,246 for its services for the six months ended June 30, 2006.

      Commonwealth Fund Accounting ("CFA") is the Fund's pricing and accounting agent. CFA received $7,573 for its services for the six months ended June 30, 2006.

      Certain officers and/or an interested director of the Fund are also officers and/or directors of FDCC, CSS, CFA and FSI.

NOTE 3--INVESTMENTS

      The cost of purchases and proceeds from the sales of securities other than short-term notes for the six months ended June 30, 2006, were $16,754,821 and $6,786,286, respectively.

NOTE 4--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

      Distributions from net investment income and realized gains, if any, are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. No distributions were made during the six months ended June 30, 2006 or during the period ended December 31, 2005.

      As of June 30, 2006, the components of distributable earnings on a tax basis were as follows:

            Accumulated net investment loss              $  (9,016)
            Accumulated net realized loss on investments  (344,647)
            Unrealized appreciation                        383,554
                                                         ---------
                                                         $  29,891
                                                         =========

      The difference between components of distributable earnings on a book and tax basis is primarily related to wash sales.

                                      15

      As of June 30, 2006, cost for Federal Income tax purpose is $23,112,276 and net unrealized appreciation consists of:

                   Gross unrealized appreciation $1,216,319
                   Gross unrealized depreciation   (832,765)
                                                 ----------
                   Net unrealized appreciation   $  383,554
                                                 ==========

NOTE 5--CAPITAL STOCK TRANSACTIONS

      Capital stock transactions for the fund were:

                             Six months ended
                              June 30, 2006          Period ended
                               (unaudited)        December 31, 2005*
                          ---------------------  --------------------
                           Shares      Value      Shares     Value
                          --------  -----------  -------  -----------
          Shares sold      906,616  $13,916,828  973,402  $14,593,137
          Shares redeemed (163,200)  (2,500,275) (28,656)    (429,040)
                          --------  -----------  -------  -----------
          Net increase     743,416  $11,416,553  944,746  $14,164,097
                          ========  ===========  =======  ===========

*  Commencement of operations was July 25, 2005.

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

      A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge and upon request, by calling 1-800-527-9525 or on the SEC's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve months ended June 30 is available on or through the SEC's website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

      The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q". These filings are available, without charge and upon request, by calling 1-800-527-9525 or on the SEC's website at www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330

                                      16

Investment Adviser:

   Epoch Investment Partners, Inc.
     640 Fifth Avenue, 18th Floor
     New York, NY 10019

Distributor:

   First Dominion Capital Corp.
     8730 Stony Point Parkway, Suite 205
     Richmond, Virginia 23235

Independent Registered Public Accounting Firm:

   Tait, Weller and Baker LLP
     1818 Market Street, Suite 2400
     Philadelphia, Pennsylvania 19103

Transfer Agent:

For account information, wire purchase or redemptions, call or write to Epoch International's Transfer Agent:

   Fund Services, Inc.
     Post Office Box 26305
     Richmond, Virginia 23260
     (800) 628-4077 Toll Free

More Information:

For 24 hours, 7 days a week price information, and for information on any series of The World Funds, Inc., investment plans, and other shareholder services, call Commonwealth Shareholder Service at (800) 527-9525 Toll Free. Fund information is also available online at theworldfunds.com.

                      Semi-Annual Report to Shareholders

                              EPOCH U.S. ALL CAP
                                  EQUITY FUND

                                  A series of
                             The World Funds, Inc.
                         A "Series" Investment Company

                           For the Six Months Ended
                                 June 30, 2006
                                  (unaudited)

ITEM 2.  CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.


ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable when filing a semi-annual report to shareholders.


ITEM 6.  SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED- END MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.


ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

     Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

     Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

     Not applicable.


ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the
Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c)) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a- 15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d- 15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12. EXHIBITS.

(a)(1) Code of ethics. Not applicable when filing a semi-annual report to shareholders.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): The World Funds Inc.

By:   /s/ John Pasco, III
      ---------------------
      John Pasco, III
      Principal Executive Officer

Date: September 8, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:   /s/ Karen Shupe
      ---------------------
      Karen Shupe
      Principal Financial Officer

Date: September 8, 2006